[GRAPHIC]

THE OAKMARK FUND

THE OAKMARK SELECT FUND

THE OAKMARK EQUITY AND INCOME FUND

THE OAKMARK GLOBAL FUND

THE OAKMARK INTERNATIONAL FUND

THE OAKMARK INTERNATIONAL SMALL CAP FUND

FIRST QUARTER REPORT

DECEMBER 31, 2004

[OAKMARK LOGO]

ADVISED BY HARRIS ASSOCIATES L.P.

THE OAKMARK FUNDS
   2005 FIRST QUARTER REPORT

PRESIDENT'S LETTER                                                             1

SUMMARY INFORMATION                                                            2

COMMENTARY ON THE OAKMARK AND OAKMARK SELECT FUNDS                             4

THE OAKMARK FUND
   Letter from the Portfolio Managers                                          6
   Schedule of Investments                                                     7

THE OAKMARK SELECT FUND
   Letter from the Portfolio Managers                                         11
   Schedule of Investments                                                    12

THE OAKMARK EQUITY AND INCOME FUND
   Letter from the Portfolio Managers                                         14
   Schedule of Investments                                                    17

THE OAKMARK GLOBAL FUND
   Letter from the Portfolio Managers                                         23
   Global Diversification Chart                                               25
   Schedule of Investments                                                    26

COMMENTARY ON THE INTERNATIONAL AND INTERNATIONAL SMALL CAP FUNDS             31

THE OAKMARK INTERNATIONAL FUND
   Letter from the Portfolio Managers                                         32
   International Diversification Chart                                        33
   Schedule of Investments                                                    34

THE OAKMARK INTERNATIONAL SMALL CAP FUND
   Letter from the Portfolio Managers                                         39
   International Diversification Chart                                        40
   Schedule of Investments                                                    41

OAKMARK PHILOSOPHY AND PROCESS                                                49

THE OAKMARK GLOSSARY                                                          50

TRUSTEES AND OFFICERS                                                         53

                      FORWARD-LOOKING STATEMENT DISCLOSURE

One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements". Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "estimate", "may", "will", "expect", "believe", "plan" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

PRESIDENT'S LETTER

DEAR FELLOW SHAREHOLDERS,

World stock markets rose sharply in the fourth quarter, bringing most of the broad market indexes to double-digit gains for the full year. Each of our Funds produced significant positive returns during the quarter. More importantly, every one of our Funds achieved a new all-time high asset value during the quarter.

MAINTAINING A CONSISTENT INVESTMENT DISCIPLINE

We have often written about how important a long-term focus is to our investing discipline. While this sounds simple, even the most sophisticated investors find it difficult to maintain such a focus in practice. The news media, brokerage firm analysts, and market makers all eagerly highlight the latest "news" and build fear, uncertainty, or hype around recent industry and company developments. With such intense scrutiny of short-term issues, investors find it challenging to maintain a proper perspective about the true long-term significance of the challenges and opportunities that companies face.

Our value investing process examines a company's intrinsic business value and its ability to grow that value over the long term. Often, current marketplace concerns fade when we view them in relation to their impact on a business' long-term value. Frequently, these problems are simply short-term setbacks that are a normal part of any company's growth and evolution. They may also create an attractive investment opportunity. After analyzing a company faced with such questions, if we believe that the market is valuing the business at a substantial discount to its intrinsic value, we will buy the stock. Then, we patiently wait for the "crisis-du-jour" to fade and for the market to recognize the true, underlying value of the firm.

Mutual fund investors often face the same difficulties as professional investors in maintaining a long-term investment focus. Mutual fund industry commentators often steer investors' focus to the most recent 3-6 months of a fund's performance. Human nature leads investors to want to own the current "winners," raising doubts about funds that have lagged for a quarter or two. As a result, financial advisors often find that the hottest funds in the hottest sectors are the easiest to sell--leading many investors to buy into the latest fad at the peak of overvaluation. In contrast, we believe that to invest successfully in funds, one must resist the temptation to chase short-term trends and should instead choose fund managers with disciplined, long-term strategies, patiently giving them time to let their strategies work.

At Oakmark, we recognize that there will be periods when our performance differs significantly (in either direction) from that of the market. Given our long-term value approach and the volatility of short-term investor sentiment, the market may lag in recognizing the undervaluation of our holdings. Over the past decade, all of our Funds have had quarters near the top and near the bottom of their peer groups. Our long-term investors should expect more of the same. We like to emphasize, however, that all of our Funds have generated substantial long-term returns. We believe that following a patient, disciplined and long-term mutual fund investment strategy has richly rewarded our investors. PLEASE SEE OUR WEBSITE (www.oakmark.com/peerperformance) FOR DETAILS OF OUR LONG TERM INVESTMENT RESULTS AND PERFORMANCE RELATIVE TO OUR PEERS.

[PHOTO OF JOHN R. RAITT]

CHAD CLARK NAMED INTERNATIONAL SMALL CAP FUND CO-MANAGER

As we recently announced, Chad Clark will become co-portfolio manager of The Oakmark International Small Cap Fund effective January 28, 2005. He will join current co-manager, David Herro, Chief Investment Officer of International Equities, who has managed the International Small Cap Fund since its inception in November 1995. This change reflects the increasing strength and depth of our international investing team. Chad succeeds Michael Welsh, who continues as co-manager of The Oakmark International Fund and The Oakmark Global Fund.

OAKMARK TRUSTEE MORGENSTERN TO RETIRE

Victor Morgenstern, who stepped down as Chairman of the Oakmark Board of Trustees in October, has resigned from the Board effective year-end 2004. Once again, I would like to thank Victor for his many years of service to Oakmark shareholders, first as CEO of the Funds' advisor and then as a Trustee and Oakmark Board Chairman.

Thank you for your continued investment and confidence in The Oakmark Funds. We welcome your comments and questions. You can reach us via e-mail at ContactOakmark@oakmark.com.

/s/ John R. Raitt

JOHN R. RAITT
PRESIDENT OF THE OAKMARK FUNDS
PRESIDENT AND CEO OF HARRIS ASSOCIATES L.P.

THE OAKMARK FUNDS
    SUMMARY INFORMATION

                                                                                                        THE OAKMARK
                                    THE OAKMARK                        THE OAKMARK                    EQUITY AND INCOME
PERFORMANCE FOR PERIOD             FUND--CLASS I                    SELECT FUND--CLASS I                FUND--CLASS I
ENDED DECEMBER 31, 2004(1)           (OAKMX)                             (OAKLX)                          (OAKBX)
----------------------------------------------------------------------------------------------------------------------------
3 MONTHS*                                8.44%                              7.69%                           5.11%
----------------------------------------------------------------------------------------------------------------------------
1 YEAR                                  11.73%                              9.73%                          10.36%
----------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL
RETURN FOR:
----------------------------------------------------------------------------------------------------------------------------
  3 YEAR                                 6.21%                              7.40%                           9.98%
----------------------------------------------------------------------------------------------------------------------------
  5 YEAR                                 9.63%                             14.45%                          13.47%
----------------------------------------------------------------------------------------------------------------------------
  10 YEAR                               11.78%                               N/A                             N/A
----------------------------------------------------------------------------------------------------------------------------
  SINCE INCEPTION                       16.73%                             20.62%                          14.31%
                                      (8/5/91)                          (11/1/96)                       (11/1/95)
----------------------------------------------------------------------------------------------------------------------------
TOP FIVE EQUITY             Washington                         Washington                      Burlington
HOLDINGS AS OF               Mutual, Inc.            2.8%       Mutual, Inc.         16.3%      Resources Inc.           3.6%
DECEMBER 31, 2004(2)        McDonald's                         Yum! Brands, Inc.      7.5%     XTO Energy, Inc.          3.1%
                             Corporation             2.5%      H&R Block, Inc.        7.0%     Diageo plc                2.7%
                            Liberty Media                      First Data                      Nestle SA                 2.6%
COMPANY AND % OF TOTAL       Corporation,                       Corporation           5.7%     General Dynamics
NET ASSETS                   Class A                 2.5%      Time Warner Inc.       5.1%      Corporation              2.5%
                            Time Warner Inc.         2.4%
                            Yum! Brands, Inc.        2.4%
----------------------------------------------------------------------------------------------------------------------------
SECTOR                      Consumer                           Consumer                        U.S. Government
ALLOCATION AS OF             Discretionary          42.5%       Discretionary        41.6%      Securities              32.1%
DECEMBER 31, 2004           Financials              16.1%      Financials            23.8%     Consumer
                            Consumer Staples        12.3%      Industrials           12.0%      Discretionary           12.7%
                            Industrials              9.6%      Information                     Energy                   10.2%
                            Information                         Technology           11.5%     Industrials              10.1%
                             Technology              8.5%      Health Care            7.0%     Consumer Staples          9.9%
SECTOR AND % OF             Health Care              7.5%      Energy                 4.1%     Health Care               9.8%
MARKET VALUE                Energy                   3.5%                                      Financials                7.8%
                                                                                               Information
                                                                                                Technology               5.4%
                                                                                               Foreign Government
                                                                                                Securities               1.6%
                                                                                               Materials                 0.4%
----------------------------------------------------------------------------------------------------------------------------

The performance data quoted represents past performance. The above performance information for the Fund does not reflect the imposition of a 2% redemption fee on shares held for 90 days or less to deter market timers. If reflected, the fee would reduce the performance quoted. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain current month end performance data call 1-800-OAKMARK.

*    Not annualized


                                                                      THE OAKMARK                      THE OAKMARK
                                    THE OAKMARK                      INTERNATIONAL                    INTERNATIONAL
PERFORMANCE FOR PERIOD          GLOBAL FUND--CLASS I                 FUND--CLASS I                SMALL CAP FUND--CLASS I
ENDED DECEMBER 31, 2004(1)           (OAKGX)                            (OAKIX)                           (OAKEX)
----------------------------------------------------------------------------------------------------------------------------
3 MONTHS*                                 13.00%                           13.07%                             13.41%
----------------------------------------------------------------------------------------------------------------------------
1 YEAR                                    15.63%                           19.09%                             28.95%
----------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL
RETURN FOR:
----------------------------------------------------------------------------------------------------------------------------
  3 YEAR                                  19.01%                           14.58%                             23.06%
----------------------------------------------------------------------------------------------------------------------------
  5 YEAR                                  18.56%                            9.93%                             13.92%
----------------------------------------------------------------------------------------------------------------------------
  10 YEAR                                   N/A                            11.54%                               N/A
----------------------------------------------------------------------------------------------------------------------------
  SINCE INCEPTION                         17.01%                           12.39%                             13.16%
                                        (8/4/99)                        (9/30/92)                          (11/1/95)
----------------------------------------------------------------------------------------------------------------------------
TOP FIVE EQUITY             Diageo plc               5.0%      GlaxoSmithKline plc    3.6%     Gurit-Heberlein AG        3.4%
HOLDINGS AS OF              Bank of Ireland          4.3%      Bank of Ireland        3.5%     Julius Baer
DECEMBER 31, 2004(2)        Takeda Pharmaceutical              Diageo plc             3.4%      Holding Ltd.,
                             Company Limited         4.1%      Bayerische Motoren               Zurich                   3.4%
                            First Data                          Werke (BMW) AG        3.1%     Neopost SA                3.3%
COMPANY AND % OF TOTAL       Corporation             4.1%      Euronext NV            3.1%     Saurer AG                 3.3%
NET ASSETS                  Nestle SA                4.0%                                      Interpump
                                                                                                Group S.p.A              3.1%
----------------------------------------------------------------------------------------------------------------------------
SECTOR                      Health Care             17.3%      Financials            26.1%     Industrials              34.1%
ALLOCATION AS OF            Consumer                           Consumer                        Information
DECEMBER 31, 2004            Discretionary          16.8%       Discretionary        20.3%      Technology              15.5%
                            Financials              16.7%      Consumer Staples      16.8%     Financials               12.0%
                            Consumer Staples        15.5%      Health Care           12.0%     Consumer
                            Information                        Industrials            9.1%      Discretionary           12.0%
                             Technology             12.4%      Materials              9.0%     Materials                 9.8%
SECTOR AND % OF             Industrials              9.1%      Telecommunication               Consumer Staples          9.2%
MARKET VALUE                Materials                6.5%       Services              4.5%     Health Care               5.7%
                            Energy                   3.6%      Energy                 1.7%     Telecommunication
                            Telecommunication                  Information                      Services                 1.7%
                             Services                2.1%       Technology            0.5%
----------------------------------------------------------------------------------------------------------------------------

THE OAKMARK AND OAKMARK SELECT FUNDS

At Oakmark, we are long-term investors. We attempt to identify growing businesses that are managed to benefit their shareholders. We will purchase stock in those businesses only when priced substantially below our estimate of intrinsic value. After purchase, we patiently wait for the gap between stock price and intrinsic value to close.

[PHOTO OF WILLIAM C. NYGREN]

My high school-aged son came home recently telling me how excited he was that one of his school projects was a contest to create and trade a phantom $100,000 stock portfolio. At the end of one month, the student with the most money wins. I only wish that studying the stock market had been part of the curriculum back when I was in high school! I could see my son's relief: after years of frustration from a father's job that was difficult to understand, much less explain, finally a payoff. Since this is Dad's profession, he can help me win the contest! A healthy discussion followed covering how we select stocks for The Oakmark Funds. We talked about how buying a stock is like investing in a business partnership--not only do you need a good business plan and partners that you trust, but the price has to be attractive relative to what you believe the business is worth. We also talked about how the emotions of fear and greed can push stock prices away from fair value and discussed the benefit of staying rational when other investors aren't. We covered the importance of being a patient investor because it often takes several years for a stock's price to reflect its underlying business value. And we even discussed a topic that throws off some academics in finance--diversification. Diversification is a wonderful tool for the investor trying to minimize the risk of loss, but for an investor trying to maximize the probability of significant outperformance, diversification is counter-productive. I went to bed that night feeling great. I'd had a wonderful father-son discussion concerning my profession. My son had a high level of interest in my job and an understanding of why our mutual funds have been such good investments for our shareholders. The next day, he returned with a follow-up request that burst my bubble: "Dad, what I'm really looking for isn't a stock like you'd invest in. What I need is one that is at rock bottom now compared to where it will be in a month." And in the snap of a finger, I was on autopilot dealing with just another investor with unrealistic expectations! Now I'm not sure if I should be rooting for my son's choice, TASER International, to go up so he wins his contest, or to see it fall to a rational price so that he learns a lesson!

It is understandable why a school contest utilizes such a short time horizon, it unfortunately just isn't practical to spend a rational investment time frame, like five years, on a stock market study module. What is less understandable is why so many investors who don't have those same constraints also often look out only a month or so! The quarterly letters from all of our fund managers continually stress the importance of a long time horizon. This repetition isn't because we forgot we'd already written about looking at the long term or because we think our readers haven't understood! We keep writing about a long-term horizon because it is probably the single most important aspect of the Oakmark approach to investing. As we all know, in the short-run, just about anything can happen in the stock market. In the very long-run, however, the laws of economics demand that stock prices reflect fundamental business value. By looking long-term, we can rely on estimates of business value and how that value will change over time. We can search for opportunities to invest at prices below our value estimates and look to benefit from the long-term convergence of price and value. Only by looking at the long-term do stock price movements begin to look rational.

The financial media, with their need to create urgency for viewers and readers, often shifts focus to near-term issues that may affect today's trading but won't even be remembered in a few years. Combined with the fact that bad news sells better than good news, it is no surprise that the media seems to highlight the news items that might cause a market decline. Even though I work on stocks every day, I was somewhat taken aback to see that in late December, the S&P 500(3) had reached a level that was 50% higher than it was as recently as March 2003. The magnitude of the gain had just snuck up on me. Over nearly two years when the attention centered on a lingering war, higher oil prices, expectations for higher interest rates, a declining dollar, the likelihood of more terrorist attacks, and a deep political division in the U.S., the stock market quietly marched upward and produced outstanding returns. Seems like the media barely even mentioned the viewpoint that an amazing rebound in corporate earnings combined with the lowest long-term interest rates in a generation JUSTIFIED a stock market move of this magnitude. Instead, the commentary on the market

[SIDENOTE]

                                   HIGHLIGHTS

-  A long-term horizon is the most important aspect of our investment approach.

-  Many investors miss the big picture by focusing on short-term news.

-  In the long term a stock's price needs to reflect business value.

increase was usually tempered by a mention that an investor who bought an S&P index fund in early 2000 had still lost money. I'm pleased to say that like the market, Oakmark and Oakmark Select are also more than 50% above their March 2003 lows. More important, unlike the market, both Oakmark and Oakmark Select also reached new all-time high NAVs(4) during the last week of 2004.

Another fact that kind of snuck up was the performance of both Funds' largest holding, Washington Mutual. It was a disappointing year for Washington Mutual's mortgage banking division. Because of problems in that division, Washington Mutual fell short of 2004 earnings expectations and instead showed a significant decline in earnings. I received far more shareholder e-mail expressing frustration with Washington Mutual and questioning our judgment for holding that stock than I did on any other topic. But a funny thing happened--by the end of the year, Washington Mutual stock had not only increased, but it had a total return of 10%. That Washington Mutual could perform so well in a year when earnings were so disappointing is evidence of our risk-reducing stock selection criteria. It also shows Washington Mutual's success in its other business, retail banking.

Since Washington Mutual has been held in both Funds for such a long time, it provides a good example of how a long-term focus can provide more clarity than focusing on short-term results. Washington Mutual was first purchased in Oakmark in early 1998. After briefly underperforming our other holdings, it became one of my favorite 20 stocks and was purchased in Select. Washington Mutual started 1998 at just over $28, after earning $1.43 and paying a dividend of 47CENTS per share in 1997. Since then, on a per-share basis, the dividend has increased more than three-fold, and earnings have grown at a double-digit rate (using 2005 consensus) as have retail banking deposits. During that period, the stock, which many have oddly considered disappointing, has returned an average of 9% per year (while the S&P returned 5%). It's amazing how the attention on quarterly earnings shortfalls and the focus on bad quarters rather than good have obscured a great retail banking success story.

I'll end this with a "hot tip" from Oakmark. Instead of reading the plethora of stories telling you where to invest your money for 2005, do yourself a favor, beat the rush and start investing now for 2010 and beyond!

Happy New Year,


/s/ Bill Nygren


WILLIAM C. NYGREN, CFA
PORTFOLIO MANAGER
bnygren@oakmark.com

THE OAKMARK FUND

    REPORT FROM BILL NYGREN AND KEVIN GRANT, PORTFOLIO MANAGERS

[PHOTO OF BILL NYGREN AND KEVIN GRANT]

[CHART]

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK FUND FROM ITS INCEPTION (8/5/91) TO PRESENT (12/31/04) AS COMPARED TO THE STANDARD & POOR'S 500 INDEX(3)

               THE OAKMARK FUND (CLASS I)   S & P 500
    8/5/1991            $  10,000           $  10,000
  12/31/1991            $  13,020           $  10,909
   3/31/1992            $  14,690           $  10,634
   6/30/1992            $  15,230           $  10,836
   9/30/1992            $  16,800           $  11,178
  12/31/1992            $  19,386           $  11,741
   3/31/1993            $  20,927           $  12,253
   6/30/1993            $  21,494           $  12,313
   9/30/1993            $  23,095           $  12,631
  12/31/1993            $  25,300           $  12,924
   3/31/1994            $  24,242           $  12,434
   6/30/1994            $  24,951           $  12,486
   9/30/1994            $  26,663           $  13,097
  12/31/1994            $  26,138           $  13,095
   3/31/1995            $  28,539           $  14,370
   6/30/1995            $  30,303           $  15,741
   9/30/1995            $  32,841           $  16,992
  12/31/1995            $  35,134           $  18,015
   3/31/1996            $  36,386           $  18,982
   6/30/1996            $  37,661           $  19,834
   9/30/1996            $  37,945           $  20,447
  12/31/1996            $  40,828           $  22,152
   3/31/1997            $  42,456           $  22,746
   6/30/1997            $  48,917           $  26,716
   9/30/1997            $  52,009           $  28,717
  12/31/1997            $  54,132           $  29,542
   3/31/1998            $  59,517           $  33,663
   6/30/1998            $  57,909           $  34,775
   9/30/1998            $  49,899           $  31,316
  12/31/1998            $  56,155           $  37,985
   3/31/1999            $  55,888           $  39,877
   6/30/1999            $  62,332           $  42,688
   9/30/1999            $  53,882           $  40,023
  12/31/1999            $  50,277           $  45,977
   3/31/2000            $  45,767           $  47,032
   6/30/2000            $  46,950           $  45,783
   9/30/2000            $  49,815           $  45,339
  12/31/2000            $  56,201           $  41,791
   3/31/2001            $  60,342           $  36,837
   6/30/2001            $  65,927           $  38,993
   9/30/2001            $  59,986           $  33,269
  12/31/2001            $  66,479           $  36,824
   3/31/2002            $  69,250           $  36,926
   6/30/2002            $  63,463           $  31,979
   9/30/2002            $  52,927           $  26,454
  12/31/2002            $  56,902           $  28,686
   3/31/2003            $  54,576           $  27,783
   6/30/2003            $  63,826           $  32,059
   9/30/2003            $  64,034           $  32,907
  12/31/2003            $  71,301           $  36,914
   3/31/2004            $  72,327           $  37,539
   6/30/2004            $  73,941           $  38,186
   9/30/2004            $  73,467           $  37,473
  12/31/2004            $  79,667           $  40,931

                                                    ANNUAL AVERAGE TOTAL RETURNS
                                                          (as of 12/31/04)

                                                                                              SINCE
                                      TOTAL RETURN                                          INCEPTION
                                     LAST 3 MONTHS*   1-YEAR       5-YEAR     10-YEAR       (8/5/91)
-----------------------------------------------------------------------------------------------------
OAKMARK FUND (CLASS I)                    8.44%        11.73%       9.63%      11.78%          16.73%
S&P 500                                   9.23%        10.88%      -2.30%      12.06%          11.08%
Dow Jones Average(5)                      7.55%         5.27%       0.67%      13.09%          12.40%
Lipper Large Cap
Value Index(6)                            8.80%        12.00%       1.42%      11.28%          10.78%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The performance data quoted represents past performance. The above performance information for the Fund does not reflect the imposition of a 2% redemption fee on shares held for 90 days or less to deter market timers. If reflected, the fee would reduce the performance quoted. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain current month end performance data, call 1-800-OAKMARK or visit www.oakmark.com.

*    Not annualized

The Oakmark Fund had a very strong quarter, increasing in value by 8%. Our increase nearly mirrored the increase in the S&P 500, which gained 9%. For all of 2004, your Fund increased in value by 12% slightly bettering the 11% gain in the S&P 500. S&P 500 earnings are estimated to have grown by about 20% in 2004. Because a good part of that earnings growth is just cyclic recovery, we believe that stock price growth was consistent with business value growth in 2004. For this reason, we look to the New Year with the same optimism with which we started last year. To us, stocks look modestly undervalued and, therefore, are the asset class with the highest long-term expected return. So, unlike many value funds, our portfolio continues to be over 90% invested in equities. We also believe that growth and consistency of earnings are being undervalued, so we have continued to increase our investments in what we call growth companies at value prices. During the quarter we sold five holdings--three that met price targets (Carnival, Liberty International and Sprint) and two that were fundamentally disappointing (Chiron and Merck). Our only addition is discussed below.

PULTE HOMES (PHM--$63)
PHM is the largest homebuilder in the United States. With expected earnings in 2005 of over $8 per share, its eight times P/E(7) multiple is among the lowest in the market. PHM earnings have grown 20% per year for the last decade. The bears say that growth has been due solely to an unsustainable boom in the housing market. Though we agree that the housing market and, thus, PHM earnings are somewhat above trend, we believe PHM has become a better business due to the economies of scale enjoyed by large builders. In addition, PHM's balance sheet has benefited greatly from its strong earnings performance--book value that was just $15 per share in 2000 should be $43 per share by the end of 2005. With nearly three times the equity it had five years ago and with growing cost advantages, we believe PHM will weather a stagnant housing environment much better than many investors expect.

Best wishes,


/s/ Bill Nygren                    /s/ Kevin G. Grant

WILLIAM C. NYGREN, CFA             KEVIN G. GRANT, CFA
Portfolio Manager                  Portfolio Manager
bnygren@oakmark.com                kgrant@oakmark.com

THE OAKMARK FUND

SCHEDULE OF INVESTMENTS--DECEMBER 31, 2004 (UNAUDITED)

NAME                                                                         SHARES HELD      MARKET VALUE
----------------------------------------------------------------------------------------------------------
COMMON STOCKS--90.9%

APPAREL RETAIL--4.0%
    The Gap, Inc.                                                              7,066,700   $   149,248,704
    Limited Brands                                                             6,000,047       138,121,082
                                                                                           ---------------
                                                                                               287,369,786

BROADCASTING & CABLE TV--7.7%
    Liberty Media Corporation, Class A (a)                                    16,199,400   $   177,869,412
    Comcast Corporation, Special Class A (a)                                   4,725,000       155,169,000
    The DIRECTV Group, Inc. (a)                                                6,800,000       113,832,000
    EchoStar Communications Corporation, Class A                               3,175,000       105,537,000
                                                                                           ---------------
                                                                                               552,407,412

DEPARTMENT STORES--1.8%
    Kohl's Corporation (a)                                                     2,650,500   $   130,325,085

HOME IMPROVEMENT RETAIL--2.1%
    The Home Depot, Inc.                                                       3,581,500   $   153,073,310

HOMEBUILDING--1.3%
    Pulte Homes, Inc.                                                          1,500,000   $    95,700,000

HOUSEHOLD APPLIANCES--2.1%
    The Black & Decker Corporation                                             1,722,200   $   152,121,926

HOUSEWARES & SPECIALTIES--1.9%
    Fortune Brands, Inc.                                                       1,745,600   $   134,725,408

LEISURE PRODUCTS--1.0%
    Mattel, Inc.                                                               3,874,300   $    75,510,107

MOTORCYCLE MANUFACTURERS--1.7%
    Harley-Davidson, Inc.                                                      1,962,500   $   119,221,875

MOVIES & ENTERTAINMENT--6.5%
    Time Warner Inc. (a)                                                       8,997,700   $   174,915,288
    The Walt Disney Company                                                    5,950,000       165,410,000
    Viacom Inc., Class B                                                       3,629,490       132,077,141
                                                                                           ---------------
                                                                                               472,402,429

PUBLISHING--2.6%
    Gannett Co., Inc.                                                          1,555,500   $   127,084,350
    Knight-Ridder, Inc.                                                          916,000        61,317,040
                                                                                           ---------------
                                                                                               188,401,390

RESTAURANTS--4.9%
    McDonald's Corporation                                                     5,700,000   $   182,742,000
    Yum! Brands, Inc.                                                          3,674,000       173,339,320
                                                                                           ---------------
                                                                                               356,081,320

NAME                                                                         SHARES HELD      MARKET VALUE
----------------------------------------------------------------------------------------------------------
COMMON STOCKS--90.9% (CONT.)

SPECIALTY STORES--0.9%
    Toys 'R' Us, Inc. (a)                                                      3,125,000   $    63,968,750

BREWERS--2.1%
    Anheuser-Busch Companies, Inc.                                             2,950,000   $   149,653,500

DISTILLERS & VINTNERS--1.8%
    Diageo plc (b)                                                             2,221,000   $   128,551,480

HYPERMARKETS & SUPER CENTERS--2.1%
    Wal-Mart Stores, Inc.                                                      2,800,000   $   147,896,000

PACKAGED FOODS & MEATS--4.3%
    General Mills, Inc.                                                        2,506,000   $   124,573,260
    Kraft Foods Inc., Class A                                                  2,645,000        94,188,450
    H.J. Heinz Company                                                         2,310,000        90,066,900
                                                                                           ---------------
                                                                                               308,828,610

SOFT DRINKS--1.0%
    Coca-Cola Enterprises, Inc.                                                3,500,000   $    72,975,000

INTEGRATED OIL & GAS--1.7%
    ConocoPhillips                                                             1,435,335   $   124,630,138

OIL & GAS EXPLORATION & PRODUCTION--1.5%
    Burlington Resources Inc.                                                  2,442,200   $   106,235,700

ASSET MANAGEMENT & CUSTODY BANKS--1.2%
    The Bank of New York Company, Inc.                                         2,500,000   $    83,550,000

DIVERSIFIED BANKS--1.9%
    U.S. Bancorp                                                               4,300,000   $   134,676,000

LIFE & HEALTH INSURANCE--1.5%
    AFLAC Incorporated                                                         2,767,000   $   110,237,280

OTHER DIVERSIFIED FINANCIAL SERVICES--3.7%
    Citigroup Inc.                                                             3,100,000   $   149,358,000
    JP Morgan Chase & Co.                                                      3,000,000       117,030,000
                                                                                           ---------------
                                                                                               266,388,000

THRIFTS & MORTGAGE FINANCE--6.4%
    Washington Mutual, Inc.                                                    4,687,300   $   198,179,044
    Fannie Mae                                                                 2,095,000       149,184,950
    MGIC Investment Corporation                                                1,640,600       113,053,746
                                                                                           ---------------
                                                                                               460,417,740

HEALTH CARE DISTRIBUTORS--1.0%
    AmerisourceBergen Corp                                                     1,200,000   $    70,416,000

                                                                            SHARES HELD/
NAME                                                                           PAR VALUE      MARKET VALUE
----------------------------------------------------------------------------------------------------------
COMMON STOCKS--90.9% (CONT.)

HEALTH CARE EQUIPMENT--2.1%
    Baxter International Inc.                                                  4,300,000   $   148,522,000

PHARMACEUTICALS--3.7%
    Abbott Laboratories                                                        3,087,300   $   144,022,545
    Bristol-Myers Squibb Company                                               4,905,400       125,676,348
                                                                                           ---------------
                                                                                               269,698,893

AEROSPACE & DEFENSE--3.1%
    Raytheon Company                                                           3,000,000   $   116,490,000
    Honeywell International, Inc.                                              3,050,000       108,000,500
                                                                                           ---------------
                                                                                               224,490,500

BUILDING PRODUCTS--2.1%
    Masco Corporation                                                          4,233,600   $   154,653,408

DIVERSIFIED COMMERCIAL SERVICES--2.1%
    H&R Block, Inc.                                                            3,029,300   $   148,435,700

ENVIRONMENTAL SERVICES--1.4%
    Waste Management, Inc.                                                     3,474,300   $   104,020,542

COMPUTER HARDWARE--1.8%
    Sun Microsystems, Inc. (a)                                                24,370,000   $   131,110,600

DATA PROCESSING & OUTSOURCED SERVICES--4.5%
    First Data Corporation                                                     3,615,000   $   153,782,100
    SunGard Data Systems, Inc. (a)                                             3,203,700        90,760,821
    Automatic Data Processing, Inc.                                            1,800,000        79,830,000
                                                                                           ---------------
                                                                                               324,372,921

OFFICE ELECTRONICS--1.4%
    Xerox Corporation (a)                                                      5,972,400   $   101,590,524
    TOTAL COMMON STOCKS (COST: $4,901,257,934)                                               6,552,659,334

SHORT TERM INVESTMENTS--9.3%

U.S. GOVERNMENT BILLS--6.2%
    United States Treasury Bills, 1.72% - 2.215%
      due 1/6/2005 - 4/7/2005                                            $   450,000,000   $   448,589,195
    TOTAL U.S. GOVERNMENT BILLS (COST: $448,521,726)                                           448,589,195

NAME                                                                           PAR VALUE      MARKET VALUE
----------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS--9.3% (CONT.)

REPURCHASE AGREEMENTS--3.1%
    IBT Repurchase Agreement, 1.75% dated 12/31/2004
      due 1/3/2005, repurchase price $1,233,731
      collateralized by a U.S. Government Agency Security
      with a market value plus accrued interest of $1,295,229            $     1,233,551   $     1,233,551
    IBT Repurchase Agreement, 1.55% dated 12/31/2004
      due 1/3/2005, repurchase price $223,528,869
      collateralized by U.S. Government Agency Securities
      with an aggregate market value plus accrued
      interest of $234,675,000                                               223,500,000       223,500,000
                                                                                           ---------------

    TOTAL REPURCHASE AGREEMENTS (COST: $224,733,551)                                           224,733,551

    TOTAL SHORT TERM INVESTMENTS (COST: $673,255,277)                                          673,322,746
    Total Investments (Cost $5,574,513,211)--100.2%                                        $ 7,225,982,080
    Other Liabilities In Excess Of Other Assets--(0.2)%                                        (12,284,515)
                                                                                           ---------------
    TOTAL NET ASSETS--100%                                                                 $ 7,213,697,565
                                                                                           ===============

(a) Non-income producing security.
(b) Represents an American Depository Receipt.

THE OAKMARK SELECT FUND

      REPORT FROM BILL NYGREN AND HENRY BERGHOEF, PORTFOLIO MANAGERS

[PHOTO OF WILLIAM C. NYGREN AND HENRY R. BERGHOEF]

[CHART]

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK SELECT FUND FROM ITS INCEPTION (11/1/96) TO PRESENT (12/31/04) AS COMPARED TO THE STANDARD & POOR'S 500 INDEX(3)

                       THE OAKMARK SELECT FUND (CLASS I)         S & P 500
 11/1/1996                         $  10,000                     $  10,000
12/31/1996                         $  11,420                     $  10,543
 3/31/1997                         $  12,140                     $  10,826
 6/30/1997                         $  14,180                     $  12,715
 9/30/1997                         $  16,340                     $  13,668
12/31/1997                         $  17,704                     $  14,060
 3/31/1998                         $  20,078                     $  16,021
 6/30/1998                         $  20,462                     $  16,551
 9/30/1998                         $  16,936                     $  14,904
12/31/1998                         $  20,575                     $  18,078
 3/31/1999                         $  22,766                     $  18,979
 6/30/1999                         $  24,482                     $  20,317
 9/30/1999                         $  22,028                     $  19,048
12/31/1999                         $  23,557                     $  21,882
 3/31/2000                         $  25,667                     $  22,384
 6/30/2000                         $  24,324                     $  21,790
 9/30/2000                         $  27,432                     $  21,578
12/31/2000                         $  29,637                     $  19,890
 3/31/2001                         $  32,826                     $  17,532
 6/30/2001                         $  35,865                     $  18,558
 9/30/2001                         $  34,496                     $  15,834
12/31/2001                         $  37,359                     $  17,526
 3/31/2002                         $  38,306                     $  17,574
 6/30/2002                         $  35,206                     $  15,220
 9/30/2002                         $  29,720                     $  12,590
12/31/2002                         $  32,699                     $  13,653
 3/31/2003                         $  32,535                     $  13,223
 6/30/2003                         $  37,806                     $  15,258
  9/3/2003                         $  37,820                     $  15,662
12/31/2003                         $  42,181                     $  17,569
 3/31/2004                         $  43,214                     $  17,866
 6/30/2004                         $  42,553                     $  18,174
 9/30/2004                         $  42,980                     $  17,835
12/31/2004                         $  46,286                     $  19,481

                                                                      ANNUAL AVERAGE TOTAL RETURNS
                                                                            (AS OF 12/31/04)
                                                                                                              SINCE
                                                  TOTAL RETURN                                              INCEPTION
                                                 LAST 3 MONTHS*        1-YEAR             5-YEAR            (11/1/96)
------------------------------------------------------------------------------------------------------------------------
OAKMARK SELECT FUND (CLASS I)                              7.69%              9.73%             14.45%             20.62%
S&P 500                                                    9.23%             10.88%             -2.30%              8.50%
S&P MidCap 400(8)                                         12.16%             16.48%              9.53%             14.46%
Lipper Mid Cap Value Index(9)                             11.83%             19.54%             10.85%             11.28%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The performance data quoted represents past performance. The above performance information for the Fund does not reflect the imposition of a 2% redemption fee on shares held for 90 days or less to deter market timers. If reflected, the fee would reduce the performance quoted. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain current month end performance data, call 1-800-OAKMARK or visit www.oakmark.com.

*    Not annualized

The Oakmark Select Fund, like the stock market, had a very strong quarter, increasing in value by 8%. For the year, your Fund increased by 10%. Though we are pleased with the level of absolute returns, we are always disappointed when market indices and other mutual funds increase in value more than we do. Our belief that better values had emerged in large-cap, higher quality businesses did not help our performance in 2004. Last year, the market leaders were again smaller companies and companies in industries that benefited from the cyclic rebound in corporate earnings. The increasing performance gap between stocks of high quality and low quality businesses has strengthened our conviction that today's better values are generally in large, high quality companies. Typically we like these businesses, but because of large premium P/E(7) multiples, we don't like them as stocks. Today, the P/E spreads across the market are very small, so the best performing businesses are likely to also be the best performing stocks. We believe that the portfolio is well-positioned to benefit from a return to higher P/E premiums for better businesses.

During the quarter, we sold two positions. We were displeased with Chiron's communications to shareholders regarding their flu vaccine problems, and Sprint reached--and then exceeded--our sell target as investors put a higher value on wireless customers than we did. Those stocks were replaced by McDonald's and Liberty Media.

SELECT FUND RE-OPENED
On November 10, 2004, The Oakmark Select Fund was again opened to new investors. The Fund closed to new investors in mid-2001 to prevent unchecked growth and its resulting loss of investment flexibility. For three years, that achieved our goal of relatively stable cash flow. But early in 2004, sales from existing investors began to exceed their additional purchases. By re-opening, we hope to restore a balance between purchases and sales. And for those who expressed concern that we would be flooded with cash from new investors, take comfort that since re-opening, redemptions have continued to somewhat exceed purchases. Turns out we were right when we said that if we ever re-opened, it would most likely be at a time when nobody cared!

Best wishes,


/s/ William C. Nygren              /s/ Henry R. Berghoef

WILLIAM C. NYGREN, CFA             HENRY R. BERGHOEF, CFA
Portfolio Manager                  Portfolio Manager
bnygren@oakmark.com                berghoef@oakmark.com

THE OAKMARK SELECT FUND

SCHEDULE OF INVESTMENTS--DECEMBER 31, 2004 (UNAUDITED)

NAME                                                                         SHARES HELD      MARKET VALUE
----------------------------------------------------------------------------------------------------------
COMMON STOCKS--92.1%

APPAREL RETAIL--7.3%
    Limited Brands                                                             9,280,981   $   213,648,183
    The Gap, Inc.                                                             10,060,000       212,467,200
                                                                                           ---------------
                                                                                               426,115,383
BROADCASTING & CABLE TV--2.4%
    Liberty Media Corporation, Class A (a)                                    12,750,000   $   139,995,000

LEISURE PRODUCTS--3.3%
    Mattel, Inc.                                                               9,735,700   $   189,748,793

MOVIES & ENTERTAINMENT--5.1%
    Time Warner Inc. (a)                                                      15,240,000   $   296,265,600

PUBLISHING--3.0%
    Knight-Ridder, Inc.                                                        2,606,500   $   174,479,110

RESTAURANTS--10.8%
    Yum! Brands, Inc.                                                          9,207,000   $   434,386,260
    McDonald's Corporation                                                     6,000,000       192,360,000
                                                                                           ---------------
                                                                                               626,746,260
SPECIALTY STORES--6.5%
    Toys 'R' Us, Inc. (a)                                                     10,544,600   $   215,847,962
    Office Depot, Inc. (a)                                                     9,104,600       158,055,856
                                                                                           ---------------
                                                                                               373,903,818
OIL & GAS EXPLORATION & PRODUCTION--3.8%
    Burlington Resources Inc.                                                  5,103,600   $   222,006,600

ASSET MANAGEMENT & CUSTODY BANKS--1.4%
    Janus Capital Group, Inc.                                                  4,831,200   $    81,212,472

SPECIALIZED FINANCE--4.2%
    Moody's Corporation                                                        2,823,600   $   245,229,660

THRIFTS & MORTGAGE FINANCE--16.3%
    Washington Mutual, Inc.                                                   22,417,400   $   947,807,672

HEALTH CARE SERVICES--3.3%
    IMS Health Incorporated                                                    8,303,441   $   192,722,865

PHARMACEUTICALS--3.1%
    Bristol-Myers Squibb Company                                               6,990,200   $   179,088,924

DIVERSIFIED COMMERCIAL SERVICES--11.0%
    H&R Block, Inc.                                                            8,259,800   $   404,730,200
    The Dun & Bradstreet Corporation (a)                                       3,934,900       234,716,785
                                                                                           ---------------
                                                                                               639,446,985

                                                                            SHARES HELD/
NAME                                                                           PAR VALUE      MARKET VALUE
----------------------------------------------------------------------------------------------------------
COMMON STOCKS--92.1% (CONT.)

DATA PROCESSING & OUTSOURCED SERVICES--5.7%
    First Data Corporation                                                     7,815,400   $   332,467,116

OFFICE ELECTRONICS--4.9%
    Xerox Corporation (a)                                                     16,746,400   $   284,856,264
    TOTAL COMMON STOCKS (COST: $3,238,189,077)                                               5,352,092,522

SHORT TERM INVESTMENTS--7.9%

U.S. GOVERNMENT BILLS--4.5%
    United States Treasury Bills, 1.695% - 2.125%
      due 1/6/2005 - 3/24/2005                                           $   260,000,000   $   259,449,400
    TOTAL U.S. GOVERNMENT BILLS (COST: $259,427,613)                                           259,449,400

REPURCHASE AGREEMENTS--3.4%
    IBT Repurchase Agreement, 1.75% dated 12/31/2004
      due 1/3/2005, repurchase price $2,353,004 collateralized
      by a U.S. Government Agency Security with a
      market value plus accrued interest of $2,470,294                   $     2,352,661   $     2,352,661
    IBT Repurchase Agreement, 1.55% dated 12/31/2004
      due 1/3/2005, repurchase price $196,025,317 collateralized by U.S. Government Agency Securities with an aggregate
      market value plus accrued interest of $205,800,000                     196,000,000       196,000,000
                                                                                           ---------------
    TOTAL REPURCHASE AGREEMENTS (COST: $198,352,661)                                           198,352,661

    TOTAL SHORT TERM INVESTMENTS (COST: $457,780,274)                                          457,802,061
    Total Investments (Cost $3,695,969,351)--100.0%                                        $ 5,809,894,583
    Other Assets In Excess Of Other Liabilities--0.0%                                            1,870,222
                                                                                           ---------------
    TOTAL NET ASSETS--100%                                                                 $ 5,811,764,805
                                                                                           ===============

(a) Non-income producing security.

THE OAKMARK EQUITY AND INCOME FUND

      REPORT FROM CLYDE S. McGREGOR AND EDWARD A. STUDZINSKI, PORTFOLIO MANAGERS

[PHOTO OF CLYDE S. McGREGOR AND EDWARD A. STUDZINSKI]

[CHART]

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK EQUITY AND INCOME FUND FROM ITS INCEPTION (11/1/95) TO PRESENT (12/31/04) AS COMPARED TO THE LIPPER BALANCED FUND INDEX(10)

                   THE OAKMARK EQUITY AND INCOME FUND (CLASS I)       LIPPER BALANCED FUND INDEX
 11/1/1995                           $  10,000                                $  10,000
12/31/1995                           $  10,240                                $  10,473
 3/31/1996                           $  10,500                                $  10,707
 6/30/1996                           $  11,040                                $  10,925
 9/30/1996                           $  11,110                                $  11,213
12/31/1996                           $  11,805                                $  11,840
 3/31/1997                           $  12,153                                $  11,895
 6/30/1997                           $  13,430                                $  13,178
 9/30/1997                           $  14,810                                $  14,024
12/31/1997                           $  14,941                                $  14,243
 3/31/1998                           $  16,233                                $  15,370
 6/30/1998                           $  16,320                                $  15,599
 9/30/1998                           $  15,191                                $  14,701
12/31/1998                           $  16,792                                $  16,392
 3/31/1999                           $  16,792                                $  16,655
 6/30/1999                           $  18,457                                $  17,402
 9/30/1999                           $  17,518                                $  16,682
12/31/1999                           $  18,119                                $  17,863
 3/31/2000                           $  18,924                                $  18,396
 6/30/2000                           $  18,886                                $  18,174
 9/30/2000                           $  20,761                                $  18,535
12/31/2000                           $  21,723                                $  18,290
 3/31/2001                           $  22,621                                $  17,374
 6/30/2001                           $  24,445                                $  17,984
 9/30/2001                           $  23,751                                $  16,621
12/31/2001                           $  25,635                                $  17,698
 3/31/2002                           $  26,708                                $  17,805
 6/30/2002                           $  25,855                                $  16,628
 9/30/2002                           $  23,640                                $  14,986
12/31/2002                           $  25,087                                $  15,807
 3/31/2003                           $  24,515                                $  15,516
 6/30/2003                           $  27,750                                $  17,209
 9/30/2003                           $  28,308                                $  17,562
12/31/2003                           $  30,908                                $  18,958
 3/31/2004                           $  32,200                                $  19,410
 6/30/2004                           $  32,803                                $  19,384
 9/30/2004                           $  32,452                                $  19,420
12/31/2004                           $  34,110                                $  20,661

                                                                      ANNUAL AVERAGE TOTAL RETURNS
                                                                           (AS OF 12/31/04)
                                                                                                              SINCE
                                                 TOTAL RETURN                                               INCEPTION
                                                LAST 3 MONTHS*         1-YEAR             5-YEAR            (11/1/95)
------------------------------------------------------------------------------------------------------------------------
OAKMARK EQUITY & INCOME FUND (CLASS I)                     5.11%             10.36%             13.47%             14.31%
Lipper Balanced Fund Index                                 6.40%              8.99%              2.95%              8.23%
S&P 500(3)                                                 9.23%             10.88%             -2.30%             10.10%
Lehman Govt./Corp. Bond(11)                                0.80%              4.19%              8.00%              6.83%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The performance data quoted represents past performance. The above performance information for the Fund does not reflect the imposition of a 2% redemption fee on shares held for 90 days or less to deter market timers. If reflected, the fee would reduce the performance quoted. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain current month end performance data, call 1-800-OAKMARK or visit www.oakmark.com.

*    Not annualized

"The believer is happy; the doubter is wise." Hungarian Proverb

OUR RESULTS
The Oakmark Equity and Income Fund increased 5% for the quarter ended December 31, bringing the calendar year gain to 10%. For the calendar year 2004, the Fund trailed the stock market averages while outperforming our primary benchmark, the Lipper Balanced Fund Index, which gained 9% during the year. We are pleased with this result, as we have consistently said that it is absolute positive returns that preserve and grow your capital. We are even more pleased that, looking back over the past three-year and five-year periods, we have grown and compounded the capital of our long-term investors (ourselves included) at a 10% and 13% rate annualized respectively.

Please do not think for one moment that those returns are going to make us slack off. We started the year 2004 cautiously pessimistic and remained that way during the year. We have ushered in 2005 feeling similarly but without any great convictions, believing as did Nietzsche that "convictions are more dangerous enemies of truth than lies." Instead, we find much to be thoughtful about in the current environment. The domestic savings rate is at an all-time low and, we would argue, at a low that is unsustainable if we want to continue to be masters of our own destiny. Indeed, over the past several years the largest purchasers of our ongoing issues of U.S. Treasury securities have been the central banks of China and Japan. Despite recent corrections, the price of energy remains substantially higher than it was forecast to be two years ago. (And, we believe that many have not adjusted their forecasts from $18 or $24 a barrel to reflect higher prices, which is more realistic when looking out over several years.) In addition, demand from emerging market countries such as China and India is substantially higher than was forecast. Finally, inflation appears to be making a comeback, and if one follows the logic of Mr. William Gross of PIMCO, government reports are understating the rate of inflation by anywhere from one to one and a half per cent. Our experience makes us justly leery of the cheery consensus (as one finds at Bubblehead Financial Business Network), but it also makes us leery of doomsday scenarios. And while there is much to ponder, we refrain from making predictions, which allows us to do what is often best in such circumstances: nothing. Remember: our goal is to position the Fund for a range of potential outcomes so that we may continue to preserve and grow your capital.

PLUS CA CHANGE
Particularly strong performers during the quarter were Caremark RX Inc., Diageo PLC, Nestle SA, SAFECO Corporation, and Costco Wholesale Corporation. Over time, we have noted that many recent strong performers were often among the worst performers of the quarter before. This remained true with both Diageo and Nestle, which transitioned again from worst to best. We reiterate this because it underpins our philosophy of keeping a long-term focus, rather than changing strategy with a "flavor of the day" approach. Short-term perceptions rarely if ever have anything to do with the long-term business value of an enterprise.

One of the worst performers during the quarter was American-Italian Pasta Company, which continued to see its share price decline dramatically (albeit with a slight recovery towards year-end). Pasta consumption in this country fell off a cliff with the low-carb diet craze. In response, pasta companies developed low-carb products that never caught on. While domestic pasta consumption and demand has recovered somewhat, the sector's overcapacity and lack of pricing power continues. In addition, overseas products seem able to compete at the high end on artisan--like quality and the lower end on price, notwithstanding that most U.S. consumers see pasta as a commodity, rather than a premium product. We thought we had an opportunity to buy a business, albeit at the lower end of the quality spectrum for a consumer food business, after a substantial decline brought on by investor fears of the long-term effects of the low carbohydrate diets with regard to American eating habits. In our initial evaluation, however, we did not sufficiently account for the twin impacts of: (1) having a domestic competitor going through a bankruptcy reorganization and (2) overseas competitors' willingness to cut prices and erode their margins to maintain the marketshare footholds they had gained (notwithstanding an additional hit from currency). We have since reevaluated the importance of these factors and have subsequently eliminated American-Italian Pasta from the portfolio.

In addition to American-Italian Pasta, the portfolio experienced an unusual amount of turnover in stocks during the quarter. Alamo Group, Monsanto, Rockwell Automation, SYBASE, and Triarc were all sold after hitting our valuation targets. The balance of our Cox Communications was tendered in response to a take-over offer from the controlling family shareholders. Del Monte Foods and Kraft Foods were sold after a reassessment of their competitive prospects and, consequently, our valuations of them. We also eliminated positions in Amerisource Bergen and Watson Pharmaceuticals to reduce the risk profile of our health care holdings. We initiated new positions in Alliant Techsystems, CONOCO Phillips, Echostar Communications, Fox Entertainment Group, MBIA Insurance, UST Corporation, and VIACOM Inc. Last year, we explained our low turnover as a result of our portfolio holdings not reaching their valuation targets and due to a lack of compelling values worth moving into. This year more of our valuation targets have been reached, but at the same time, we are finding a few truly compelling names, especially in the media area. At this point, continuing our baseball analogy of last year, we had a good year in terms of singles and doubles, which allowed us once again to show consistent returns with controlled risk. And while we are not seeing an abundance of compelling ideas, we still are finding the one or two really good ones over a twelve-month period.

GROWTH--REAL OR ILLUSORY?
One early lesson for aspiring value investors is to learn through experience (usually bad) what the correct price is for perceived growth, all other things being equal. Investors tend to extend past growth rates into the distant future while ignoring that once a business has matured, growing entails taking on more risk. Since growth in a mature or maturing business often plateaus, a revaluation of both market perceptions and business value usually follows. Studies have shown that only one out of ten companies will actually be able to sustain a growth rate that will lead to an outsized shareholder return over time. Indeed, a study by the Corporate Strategy Board over decades shows that when companies hit the stall point, they often will lose more than 50% of their market capitalization over the next ten years. Thus, an industry's life cycle becomes understandable. A new industry sees substantial growth followed by an influx of entrants. Shortly thereafter comes the shake-out, followed by an exit of competitors and more stable returns for those left. Growth begins a gentle decline, and in a mature industry, this leads to muted growth and returns close to a competitive balance. Data supports the conclusion that it becomes much harder for very large companies to outperform the market over time, simply because they already are, in effect, the market (or a large percentage of it).

GLOBAL TOURISTS?
We are on occasion asked why we invest in foreign companies such as Diageo and Nestle. Aren't there more than enough choices in U.S. companies available? First, Diageo and Nestle are multinationals, with a presence around the world. They also share the fact that they have both strong branded product portfolios and a large presence in some of the fastest growing emerging market countries. This has resulted in both companies having considerably stronger organic (internal) growth than many domestic alternatives. Finally, notwithstanding that faster growth, they have been priced on a valuation basis cheaper than the alternatives we have considered. Does it bother us that they report in non-U.S. currencies (pounds sterling and Swiss francs)? Frankly, we think that issue is a canard. Our focus is upon the true economic effects of what is taking place in the underlying business, reflected in the growth in

[SIDENOTE]

                                   HIGHLIGHTS

- Many recent strong performers were among the worst performers of the quarter before.

- We believe short-term perceptions rarely have anything to do with long-term business values.

- While there is not an abundance of compelling ideas, we continue to find one or two really good ones.

business value. We are willing to invest in undervalued, well-run global companies within what we define as our circle of competency, when they meet our criteria and are priced accordingly. In both instances we are not paying for their being positioned for future demand. The best example of future demand one can think of is in Guangdong Province outside of Hong Kong, where there are ninety million middle class consumers waiting to be reached. We can assure you that both Diageo and Nestle are aware of that market's potential.

CONSISTENCY
Winston Churchill once said, "The only way a man can remain consistent amid changing circumstances is to change with them while preserving the same dominating purpose." Our purpose, which is to make an absolute positive return for you (and ourselves) as shareholders, has not changed. We have to confess that we are entering into our favorite period of the year--when the winter solstice has just passed, the year-end reporting period for most companies is looming, and the weather allows us to take stock of opportunities with a little less of Wall Street's road shows and conferences that lead to a hyping of stock valuations without any attendant increase in business value. In any event, we look forward to every day in this business, as every day represents a new day in the marketplace, with an ever-changing set of opportunities. We are not going to do anything different this coming year than what we have done in the past, which is searching for business values in the market place with the margin of safety discount to intrinsic value that we like to have. We remain grateful to you, our shareholders and partners, for your patience and confidence in entrusting us with your capital to manage.


/s/ Clyde S. McGregor              /s/ Edward A. Studzinski

CLYDE S. McGREGOR, CFA             EDWARD A. STUDZINSKI, CFA
Portfolio Manager                  Portfolio Manager
mcgregor@oakmark.com               estudzinski@oakmark.com

THE OAKMARK EQUITY AND INCOME FUND

SCHEDULE OF INVESTMENTS--DECEMBER 31, 2004 (UNAUDITED)

NAME                                                                                    SHARES HELD       MARKET VALUE
----------------------------------------------------------------------------------------------------------------------
EQUITY AND EQUIVALENTS--59.8%

COMMON STOCKS--59.8%

APPAREL RETAIL--2.1%
    The TJX Companies, Inc.                                                               7,240,000   $    181,941,200

AUTO PARTS & EQUIPMENT--1.5%
    Delphi Corporation                                                                   14,871,300   $    134,139,126

BROADCASTING & CABLE TV--2.5%
    The DIRECTV Group, Inc. (a)                                                           8,026,722   $    134,367,326
    EchoStar Communications Corporation, Class A                                          2,500,000         83,100,000
                                                                                                      ----------------
                                                                                                           217,467,326
HOUSEHOLD APPLIANCES--0.5%
    The Stanley Works                                                                       962,100   $     47,133,279

MOVIES & ENTERTAINMENT--1.1%
    Fox Entertainment Group, Inc., Class A (a)                                            1,750,000   $     54,705,000
    Viacom Inc., Class B                                                                  1,187,300         43,205,847
                                                                                                      ----------------
                                                                                                            97,910,847
PUBLISHING--0.7%
    Tribune Company                                                                       1,500,000   $     63,210,000

RESTAURANTS--1.7%
    Darden Restaurants, Inc.                                                              2,850,000   $     79,059,000
    McDonald's Corporation                                                                2,000,000         64,120,000
                                                                                                      ----------------
                                                                                                           143,179,000
SPECIALTY STORES--0.4%
    Office Depot, Inc. (a)                                                                2,230,000   $     38,712,800

DISTILLERS & VINTNERS--2.7%
    Diageo plc (b)                                                                        4,100,000   $    237,308,000

HYPERMARKETS & SUPER CENTERS--1.8%
    Costco Wholesale Corporation                                                          3,200,000   $    154,912,000

PACKAGED FOODS & MEATS--3.6%
    Nestle SA (b)                                                                         3,500,000   $    228,333,000
    Dean Foods Company (a)                                                                2,500,000         82,375,000
    CoolBrands International, Inc. (a)(c)                                                   150,000          1,140,000
                                                                                                      ----------------
                                                                                                           311,848,000
TOBACCO--1.1%
    UST Inc.                                                                              2,000,000   $     96,220,000

NAME                                                                                    SHARES HELD       MARKET VALUE
----------------------------------------------------------------------------------------------------------------------
EQUITY AND EQUIVALENTS--59.8% (CONT.)

INTEGRATED OIL & GAS--1.5%
    ConocoPhillips                                                                        1,500,000   $    130,245,000

OIL & GAS EXPLORATION & PRODUCTION--8.0%
    Burlington Resources Inc.                                                             7,150,000   $    311,025,000
    XTO Energy, Inc.                                                                      7,699,416        272,405,338
    St. Mary Land & Exploration Company                                                   1,450,000         60,523,000
    Cabot Oil & Gas Corporation                                                           1,125,000         49,781,250
                                                                                                      ----------------
                                                                                                           693,734,588
OTHER DIVERSIFIED FINANCIAL SERVICES--1.9%
    Citigroup Inc.                                                                        3,400,000   $    163,812,000

PROPERTY & CASUALTY INSURANCE--3.5%
    SAFECO Corporation                                                                    4,000,000   $    208,960,000
    MBIA Inc.                                                                               900,000         56,952,000
    The Progressive Corporation                                                             500,000         42,420,000
                                                                                                      ----------------
                                                                                                           308,332,000
REAL ESTATE INVESTMENT TRUSTS--1.2%
    Plum Creek Timber Company, Inc.                                                       2,657,044   $    102,136,771

REINSURANCE--0.6%
    RenaissanceRe Holdings Ltd. (c)                                                       1,000,000   $     52,080,000

BIOTECHNOLOGY--1.9%
    MedImmune, Inc. (a)                                                                   5,000,000   $    135,550,000
    Techne Corporation (a)                                                                  750,000         29,175,000
                                                                                                      ----------------
                                                                                                           164,725,000
HEALTH CARE EQUIPMENT--2.4%
    Hospira, Inc. (a)                                                                     3,750,000   $    125,625,000
    Varian Inc. (a)                                                                       1,649,400         67,641,894
    CONMED Corporation (a)                                                                  570,100         16,202,243
                                                                                                      ----------------
                                                                                                           209,469,137
HEALTH CARE SERVICES--2.4%
    Caremark Rx, Inc. (a)                                                                 5,250,000   $    207,007,500

PHARMACEUTICALS--2.1%
    Abbott Laboratories                                                                   4,000,000   $    186,600,000

                                                                                       SHARES HELD/
NAME                                                                                      PAR VALUE       MARKET VALUE
----------------------------------------------------------------------------------------------------------------------
EQUITY AND EQUIVALENTS--59.8% (CONT.)

AEROSPACE & DEFENSE--6.5%
    General Dynamics Corporation                                                          2,060,300   $    215,507,380
    Raytheon Company                                                                      3,599,700        139,776,351
    Rockwell Collins, Inc.                                                                3,107,900        122,575,576
    Honeywell International, Inc.                                                         1,889,500         66,907,195
    Alliant Techsystems, Inc. (a)                                                           300,000         19,614,000
                                                                                                      ----------------
                                                                                                           564,380,502
COMMERCIAL PRINTING--2.0%
    R.R. Donnelley & Sons Company                                                         4,909,500   $    173,256,255

DIVERSIFIED COMMERCIAL SERVICES--0.9%
    ChoicePoint Inc. (a)                                                                  1,500,000   $     68,985,000
    Watson Wyatt & Company Holdings                                                         237,000          6,387,150
                                                                                                      ----------------
                                                                                                            75,372,150
APPLICATION SOFTWARE--1.2%
    Mentor Graphics Corporation (a)                                                       3,640,000   $     55,655,600
    The Reynolds and Reynolds Company, Class A                                            1,715,100         45,467,301
                                                                                                      ----------------
                                                                                                           101,122,901
COMPUTER STORAGE & PERIPHERALS--0.4%
    Imation Corp.                                                                         1,215,000   $     38,673,450

DATA PROCESSING & OUTSOURCED SERVICES--3.4%
    First Data Corporation                                                                4,850,000   $    206,319,000
    Ceridian Corporation (a)                                                              4,800,000         87,744,000
                                                                                                      ----------------
                                                                                                           294,063,000
PAPER PRODUCTS--0.2%
    Schweitzer-Mauduit International, Inc.                                                  400,000   $     13,580,000
    TOTAL COMMON STOCKS (COST: $4,055,235,424)                                                           5,202,571,832

    TOTAL EQUITY AND EQUIVALENTS (COST: $4,055,235,424)                                                  5,202,571,832

FIXED INCOME--32.7%

CORPORATE BONDS--1.6%

BROADCASTING & CABLE TV--0.4%
    Cablevision Systems New York Group, 144A, 8.00% due 4/15/2012 (d)                    20,000,000   $     21,350,000
    Liberty Media Corporation, 8.25% due 2/1/2030, Debenture                             12,900,000         14,668,087
                                                                                                      ----------------
                                                                                                            36,018,087
MOVIES & ENTERTAINMENT--0.6%
    Time Warner Inc., 5.625% due 5/1/2005                                                50,000,000   $     50,460,450

NAME                                                                                      PAR VALUE       MARKET VALUE
----------------------------------------------------------------------------------------------------------------------
FIXED INCOME--32.7% (CONT.)

PUBLISHING--0.1%
    PRIMEDIA Inc., 8.00% due 5/15/2013                                                   10,000,000   $     10,287,500

HEALTH CARE DISTRIBUTORS--0.2%
    Omnicare, Inc., 6.125% due 6/1/2013                                                  20,000,000   $     20,100,000

PAPER PACKAGING--0.3%
    Sealed Air Corporation, 144A, 5.625% due 7/15/2013 (d)                               20,000,000   $     20,690,360

MULTI-UTILITIES & UNREGULATED POWER--0.0%
    Midland Funding Corporation, 11.75% due 7/23/2005                                       172,075   $        178,669

    TOTAL CORPORATE BONDS (COST: $133,386,305)                                                             137,735,066

GOVERNMENT AND AGENCY SECURITIES--31.1%

CANADIAN GOVERNMENT BONDS--1.3%
    Canada Government, 3.00% due 12/1/2005                                          CAD 125,000,000   $    104,479,167
    Province of Alberta, 7.25% due 10/28/2005                                        CAD 10,000,000          8,621,700
                                                                                                      ----------------
                                                                                                           113,100,867
NORWEGIAN GOVERNMENT BONDS--0.1%
    Norway Government, 6.75% due 1/15/2007                                           NOK 25,000,000   $      4,466,631

SWEDISH GOVERNMENT BONDS--0.1%
    Kingdom of Sweden, 3.50% due 4/20/2006                                           SEK 50,000,000   $      7,637,154

U.S. GOVERNMENT NOTES--27.4%
    United States Treasury Notes, 3.375% due 11/15/2008                                 500,000,000   $    498,652,500
    United States Treasury Notes, 3.00% due 11/15/2007                                  500,000,000        496,914,000
    United States Treasury Notes, 5.00% due 8/15/2011                                   400,000,000        425,828,000
    United States Treasury Notes, 4.00% due 2/15/2014                                   400,000,000        394,484,400
    United States Treasury Notes, 3.375% due 1/15/2007, Inflation Indexed               256,601,100        271,766,738
    United States Treasury Notes, 3.50% due 11/15/2009                                  200,000,000        199,062,400
    United States Treasury Notes, 4.00% due 11/15/2012                                  100,000,000         99,832,000
                                                                                                      ----------------
                                                                                                         2,386,540,038
U.S. GOVERNMENT AGENCIES--2.2%
    Federal Home Loan Bank, 5.00% due 12/20/2011                                         34,555,000   $     34,740,837
    Federal Home Loan Mortgage Corporation, 2.75% due 9/8/2009                           32,490,000         32,492,794
    Fannie Mae, 4.25% due 2/19/2010                                                      12,888,000         12,879,275
    Fannie Mae, 3.125% due 11/30/2009                                                    12,697,000         12,702,460

NAME                                                                                      PAR VALUE       MARKET VALUE
----------------------------------------------------------------------------------------------------------------------
FIXED INCOME--32.7% (CONT.)

U.S. GOVERNMENT AGENCIES--2.2% (CONT.)
    Federal Home Loan Mortgage Corporation, 3.00% due 8/17/2009                          10,000,000   $     10,017,620
    Federal Home Loan Mortgage Corporation, 2.00% due 4/27/2007                          10,000,000          9,977,270
    Federal Home Loan Mortgage Corporation, 2.375% due 9/27/2007                         10,000,000          9,971,690
    Federal Home Loan Mortgage Corporation, 3.00% due 11/17/2006                         10,000,000          9,958,230
    Fannie Mae, 3.00% due 10/6/2009                                                      10,000,000          9,937,390
    Federal Home Loan Mortgage Corporation, 3.50% due 9/28/2012                           8,660,000          8,585,810
    Fannie Mae, 3.50% due 10/14/2010                                                      7,550,000          7,531,268
    Fannie Mae, 2.25% due 12/30/2008                                                      6,975,000          6,836,783
    Federal Home Loan Bank, 3.00% due 12/30/2009                                          5,000,000          5,063,685
    Federal Home Loan Mortgage Corporation, 3.00% due 1/7/2011                            4,900,000          4,899,990
    Federal Home Loan Bank, 4.52% due 8/26/2009                                           4,825,000          4,867,523
    Fannie Mae, 5.125% due 5/4/2012                                                       4,013,000          4,034,385
    Federal Home Loan Bank, 2.25% due 2/22/2007                                           4,000,000          3,997,816
    Federal Home Loan Bank, 3.125% due 7/10/2009                                          4,000,000          3,880,252
    Fannie Mae, 4.125% due 9/14/2012                                                      2,300,000          2,301,799
                                                                                                      ----------------
                                                                                                           194,676,877

    TOTAL GOVERNMENT AND AGENCY SECURITIES (COST: $2,689,766,977)                                        2,706,421,567

    TOTAL FIXED INCOME (COST: $2,823,153,282)                                                            2,844,156,633

SHORT TERM INVESTMENTS--7.4%

U.S. GOVERNMENT BILLS--4.0%
    United States Treasury Bills, 1.84% - 2.04% due 1/6/2005 - 2/17/2005           $    350,000,000   $    349,583,292

    TOTAL U.S. GOVERNMENT BILLS (COST: $349,583,292)                                                       349,583,292

REPURCHASE AGREEMENTS--3.4%
    IBT Repurchase Agreement, 1.75% dated 12/31/2004 due 1/3/2005, repurchase price $1,494,214 collateralized by a U.S. Government Agency Security with
      a market value plus accrued interest of $1,568,696                           $      1,493,996   $      1,493,996

NAME                                                                                      PAR VALUE       MARKET VALUE
----------------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS--7.4% (CONT.)

    IBT Repurchase Agreement, 1.55% dated 12/31/2004 due 1/3/2005, repurchase price $293,537,910 collateralized by U.S. Government Agency Securities
      with an aggregate market value plus accrued interest of $308,175,000         $    293,500,000   $    293,500,000
                                                                                                      ----------------

    TOTAL REPURCHASE AGREEMENTS (COST: $294,993,996)                                                       294,993,996

    TOTAL SHORT TERM INVESTMENTS (COST: $644,577,288)                                                      644,577,288
    Total Investments (Cost $7,522,965,994)--99.9%                                                    $  8,691,305,753
    Other Assets In Excess Of Other Liabilities--0.1%                                                       12,796,012
                                                                                                      ----------------
    TOTAL NET ASSETS--100%                                                                            $  8,704,101,765
                                                                                                      ================

(a) Non-income producing security.
(b) Represents an American Depository Receipt.
(c) Represents a foreign domiciled corporation.
(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Key to abbreviations:
CAD: Canadian Dollar
NOK: Norwegian Krone
SEK: Swedish Krona

THE OAKMARK GLOBAL FUND

    REPORT FROM CLYDE S. MCGREGOR AND MICHAEL J. WELSH, PORTFOLIO MANAGERS

[PHOTO OF CLYDE S. MCGREGOR]

[PHOTO OF MICHAEL J. WELSH]

[CHART]

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK GLOBAL FUND FROM ITS INCEPTION (8/4/99) TO PRESENT (12/31/04) AS COMPARED TO THE MSCI WORLD INDEX(12)

             THE OAKMARK
             GLOBAL FUND    MSCI WORLD
              (CLASS I)       INDEX
--------------------------------------
    8/4/99   $    10,000   $    10,000
   9/30/99   $     9,180   $     9,883
  12/31/99   $     9,981   $    11,550
 3/31/2000   $    10,061   $    11,668
 6/30/2000   $    10,381   $    11,255
 9/30/2000   $    10,922   $    10,689
12/31/2000   $    11,562   $    10,028
 3/31/2001   $    11,480   $     8,739
 6/30/2001   $    13,289   $     8,959
 9/30/2001   $    11,071   $     7,676
12/31/2001   $    13,880   $     8,335
 3/31/2002   $    15,387   $     8,364
 6/30/2002   $    14,372   $     7,601
 9/30/2002   $    11,828   $     6,204
12/31/2002   $    13,587   $     6,678
 3/31/2003   $    12,153   $     6,340
 6/30/2003   $    16,225   $     7,420
 9/30/2003   $    17,774   $     7,779
12/31/2003   $    20,242   $     8,889
 3/31/2004   $    21,029   $     9,121
 6/30/2004   $    21,323   $     9,201
 9/30/2004   $    20,714   $     9,109
12/31/2004   $    23,407   $    10,197

                                                ANNUAL AVERAGE TOTAL RETURNS
                                                       (AS OF 12/31/04)
                                    TOTAL RETURN       1-YEAR        5-YEAR        SINCE
                                   LAST 3 MONTHS*                                INCEPTION
                                                                                 (8/4/99)
------------------------------------------------------------------------------------------
OAKMARK GLOBAL FUND (CLASS I)          13.00%             15.63%        18.56%       17.01%
MSCI World                             11.94%             14.72%        -2.45%        0.36%
Lipper Global Fund Index(13)           12.07%             14.38%        -1.10%        2.68%
------------------------------------------------------------------------------------------

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The performance data quoted represents past performance. The above performance information for the Fund does not reflect the imposition of a 2% redemption fee on shares held for 90 days or less to deter market timers. If reflected, the fee would reduce the performance quoted. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain current month end performance data, call 1-800-OAKMARK or visit www.oakmark.com.

* Not annualized

FELLOW SHAREHOLDERS,

The Oakmark Global Fund gained 13% for the three-month period ending December 31, 2004, compared with the 12% increases for both the MSCI World Index and the Lipper Global Fund Index.

Over the past twelve months, The Oakmark Global Fund has returned 16%, compared to gains of 15% for the MSCI World Index and 14% for the Lipper Global Fund Index. Most importantly, since inception the Fund has achieved a 17% annualized return while the MSCI World Index was flat and the Lipper Global Fund Index had a 3% annualized return.

LOOKING BACK

In this letter we want to take the opportunity to look back a bit at the significant contributors to the Fund's NAV(4) for calendar year 2004. Fortunately, this year the positive contributors dwarfed the negatives.

U.S. energy independent Burlington Resources provided the most significant positive contribution to the Fund's NAV over the past twelve months. The share price reacted favorably to the continued strong pricing for natural gas in North America. Management continues to make intelligent capital allocation decisions, including share repurchases and increasing dividends.

Bank of Ireland also contributed significantly to performance, as fears about a slowing Irish economy and increased competition gave way to the recognition of the Bank's undervalued franchise. The Bank continues to face challenges--in addition to the economy and competition, problems include the weakness of their UK branch network, Bristol & West, and their Bank of Ireland Asset Management business. But we believe the current valuation reflects an outlook that is far too pessimistic.

Takeda Pharmaceutical also did well over the past twelve months. Despite the closing of a bit of the gap between price and value, Takeda remains very undervalued in our opinion. Management aggressively controls costs, and, in a step that's very rare for Japan, it has instituted a variable compensation scheme for every employee. As Takeda's President

Yasuchika Hasegawa told us a few months back, "If you want to be paid well, you have to perform." It may sound elementary, but it's still fairly revolutionary in Japan. With a cash-rich balance sheet and strong profitability, we believe Takeda deserves a valuation far above the single-digit multiple of operating profit reflected by the current share price.

French-based mail and services company Neopost had strong performance in 2004, as sales and profits came in better than original estimates. A global player in franking machines and services, Neopost's results were driven by the integration of their recent Hasler acquisition, market share gains, and postal decertification in Europe.

Efunds, a leading factor in the U.S. market for payment processing, was another standout performer. The company's software is used to process the majority of debit card transactions in the U.S. In September, the company announced the sale of its automatic teller business at a valuation that the stock market deemed quite favorable.

The share price of Grupo Televisa had another very strong run in 2004. This Mexican media conglomerate generated higher than expected growth this year, on top of exceptional election-year earnings in 2003. An impressive hike in the dividend also helped move the share price.

Other companies that strongly contributed to the Fund's NAV were Laboratory Corp of America, Euronext N.V. (Europe), Ansell (Australia), and Vivendi Universal (France).

Now, the one piece of bad news. Synopsys, a leading player in the electronic design automation industry, was the Fund's only position that significantly hampered performance in 2004. We very much liked the company's position in an oligopolistic market, its strong returns on capital, and the expected long-term secular growth rate. Most attractive for us was its valuation, trading at a single-digit multiple of operating profit. Unfortunately, we overestimated the positives, and as a consequence the value of the business. A succession of disappointments and the clear lack of pricing power caused us to revise our original business value estimates to a substantially lower level. We sold our entire position this past quarter.

LOOKING FORWARD
We remain excited about the value and quality of the names in the Fund. Thank you for your continued confidence and support, and all the best to you and your family in the New Year.


/s/ Clyde S. McGregor                   /s/ Michael J. Welsh

CLYDE S. MCGREGOR, CFA                  MICHAEL J. WELSH, CFA, CPA
Portfolio Manager                       Portfolio Manager
mcgregor@oakmark.com                    mwelsh@oakmark.com

[SIDENOTE]

                                   HIGHLIGHTS

-  In 2004, the positive contributors to the Fund's NAV dwarfed the negatives.

- In general, we are finding more interesting opportunities in overseas markets.

- We believe the portfolio is made up of quality names that represent attractive values.

THE OAKMARK GLOBAL FUND

GLOBAL DIVERSIFICATION--DECEMBER 31, 2004 (UNAUDITED)

[CHART]

                    % OF FUND
          EQUITY MARKET VALUE
-----------------------------
EUROPE                   48.5%
  Great Britain          13.0%
  Switzerland            12.1%
* France                  6.5%
* Netherlands             6.4%
* Ireland                 4.4%
* Italy                   3.3%
* Germany                 2.8%

UNITED STATES            34.2%

PACIFIC RIM              13.9%
  Japan                   7.6%
  Australia               3.4%
  Korea                   2.9%

LATIN AMERICA             2.8%
  Mexico                  2.8%

OTHER                     0.6%
  Israel                  0.6%

* Euro currency countries comprise 23.4% of the Fund.

NAME                                       DESCRIPTION                                     SHARES HELD       MARKET VALUE
-------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--97.2%

APPAREL RETAIL--2.4%
    The TJX Companies, Inc.                Discount Apparel & Home Fashion
      (United States)                        Retailer                                        1,501,000   $     37,720,130

APPAREL, ACCESSORIES & LUXURY GOODS--2.0%
    Bulgari S.p.A. (Italy)                 Jewelry Manufacturer & Retailer                   2,557,100   $     31,531,701

BROADCASTING & CABLE TV--3.6%
    Grupo Televisa S.A                     Television Production &
      (Mexico) (b)                           Broadcasting                                      496,500   $     30,038,250
    Liberty Media
      Corporation, Class A                 Broadcast Services &
      (United States) (a)                    Programming                                     2,356,000         25,868,880
                                                                                                         ----------------
                                                                                                               55,907,130
HOUSEHOLD APPLIANCES--1.6%
    Snap-on Incorporated
      (United States)                      Tool & Equipment Manufacturer                       728,000   $     25,014,080

MOTORCYCLE MANUFACTURERS--0.1%
    Ducati Motor Holding
      S.p.A. (Italy) (a)                   Motorcycle Manufacturer                           1,790,000   $      2,133,438

MOVIES & ENTERTAINMENT--3.9%
    Vivendi Universal SA
      (France) (a)                         Multimedia                                        1,430,500   $     45,583,397
    Time Warner Inc.                       Motion Picture Production,
      (United States) (a)                    Distribution, & Other Services                    833,000         16,193,520
                                                                                                         ----------------
                                                                                                               61,776,917
PUBLISHING--2.7%
    Tribune Company
      (United States)                      Publishing & Broadcast Services                   1,003,000   $     42,266,420

DISTILLERS & VINTNERS--5.0%
    Diageo plc (Great Britain)             Beverages, Wines, &
                                             Spirits Manufacturer                            5,517,500   $     78,644,856

HOUSEHOLD PRODUCTS--2.7%
    Henkel KGaA (Germany)                  Consumer Chemical Products
                                             Manufacturer                                      513,800   $     42,440,049

NAME                                       DESCRIPTION                                     SHARES HELD       MARKET VALUE
-------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--97.2% (CONT.)

PACKAGED FOODS & MEATS--6.6%
    Nestle SA (Switzerland)                Food & Beverage Manufacturer                        238,500   $     62,237,402
    Cadbury Schweppes plc                  Beverage & Confectionary
      (Great Britain)                        Manufacturer                                    4,383,000         40,780,484
                                                                                                         ----------------
                                                                                                              103,017,886
SOFT DRINKS--0.8%
    Lotte Chilsung Beverage                Soft Drinks, Juices &
      Co., Ltd. (Korea)                      Sports Drinks Manufacturer                         13,430   $     12,454,405

OIL & GAS EXPLORATION & PRODUCTION--3.5%
    Burlington Resources Inc.              Oil & Natural Gas Exploration &
      (United States)                        Production                                      1,260,000   $     54,810,000

ASSET MANAGEMENT & CUSTODY BANKS--2.5%
    Julius Baer Holding Ltd.,
      Zurich (Switzerland)                 Asset Management                                    129,300   $     38,816,653

DIVERSIFIED BANKS--7.7%
    Bank of Ireland (Ireland)              Commercial Bank                                   4,029,000   $     66,952,864
    Australia and New Zealand
      Banking Group Limited
      (Australia)                          Commercial Bank                                   2,260,000         36,407,732
    Banco Popolare di
      Verona e Novara Scrl
      (Italy)                              Commercial Bank                                     863,600         17,525,888
                                                                                                         ----------------
                                                                                                              120,886,484
DIVERSIFIED CAPITAL MARKETS--0.5%
    Credit Suisse Group
      (Switzerland) (a)                    Investment Services & Insurance                     190,700   $      7,995,667

INVESTMENT BANKING & BROKERAGE--1.0%
    Daiwa Securities Group Inc.
      (Japan)                              Stock Broker                                      2,062,000   $     14,896,808

SPECIALIZED FINANCE--3.5%
    Euronext NV
      (Netherlands)                        Stock Exchange                                    1,814,000   $     55,293,765

THRIFTS & MORTGAGE FINANCE--1.1%
    Washington Mutual, Inc.
      (United States)                      Thrift                                              415,000   $     17,546,200

NAME                                       DESCRIPTION                                     SHARES HELD       MARKET VALUE
-------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--97.2% (CONT.)

HEALTH CARE DISTRIBUTORS--2.3%
    Cardinal Health, Inc.
      (United States)                      Wholesale Drug Distributor                          607,500   $     35,326,124

HEALTH CARE SERVICES--2.8%
    Laboratory Corporation of
      America Holdings                     Medical Laboratory &
      (United States) (a)                    Testing Services                                  892,000   $     44,439,440

HEALTH CARE SUPPLIES--1.0%
    Ansell Limited (Australia)             Protective Rubber & Plastics
                                             Products                                        2,265,966   $     15,831,924

PHARMACEUTICALS--10.8%
    Takeda Pharmaceutical
      Company Limited                      Pharmaceuticals & Food
      (Japan)                                Supplements                                     1,281,000   $     64,531,485
    GlaxoSmithKline plc
      (Great Britain)                      Pharmaceuticals                                   2,614,200         61,284,293
    Novartis AG (Switzerland)              Pharmaceuticals                                     394,000         19,802,816
    Sanofi-Aventis (France)                Pharmaceuticals                                     187,185         14,930,838
    Santen Pharmaceutical
      Co., Ltd. (Japan)                    Pharmaceuticals                                     346,800          7,584,028
                                                                                                         ----------------
                                                                                                              168,133,460
AIRPORT SERVICES--0.8%
    Grupo Aeroportuario del
      Sureste S.A. de C.V
      (Mexico) (b)                         Airport Operator                                    463,000   $     12,663,050

DIVERSIFIED COMMERCIAL SERVICES--4.2%
    Equifax Inc.
      (United States)                      Credit Reporting & Collection                     1,367,000   $     38,412,700
    Meitec Corporation
      (Japan)                              Software Engineering Services                       760,000         28,343,259
                                                                                                         ----------------
                                                                                                               66,755,959
EMPLOYMENT SERVICES--1.1%
    Michael Page International
      plc (Great Britain)                  Recruitment Consultancy Services                  4,815,400   $     17,274,804

ENVIRONMENTAL SERVICES--2.2%
    Waste Management, Inc.
      (United States)                      Waste Management Services                         1,175,000   $     35,179,500

NAME                                       DESCRIPTION                                     SHARES HELD       MARKET VALUE
-------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--97.2% (CONT.)

OFFICE SERVICES & SUPPLIES--0.4%
    United Stationers Inc.
      (United States) (a)                  Business Products Distributor                       150,000   $      6,930,000

DATA PROCESSING & OUTSOURCED SERVICES--9.1%
    First Data Corporation
      (United States)                      Data Processing & Management                      1,495,750   $     63,629,205
    eFunds Corporation
      (United States) (a)                  Electronic Debit Payment Services                 2,239,000         53,758,390
    Ceridian Corporation
      (United States) (a)                  Data Management Services                          1,348,000         24,641,440
                                                                                                         ----------------
                                                                                                              142,029,035
ELECTRONIC EQUIPMENT MANUFACTURERS--0.6%
    Orbotech, Ltd.
      (Israel) (a)                         Optical Inspection Systems                          412,700   $      8,736,859

OFFICE ELECTRONICS--2.4%
    Neopost SA (France)                    Mailroom Equipment Supplier                         494,750   $     38,389,958

DIVERSIFIED CHEMICALS--2.7%
    Akzo Nobel N.V
      (Netherlands)                        Chemical Producer                                   992,300   $     42,240,761

SPECIALTY CHEMICALS--3.6%
    Lonza Group AG,
      Registered Shares
      (Switzerland)                        Industrial Organic Chemicals                        710,400   $     39,880,356
    Givaudan (Switzerland)                 Fragrance & Flavor Compound
                                             Manufacturer                                       25,300         16,621,815
                                                                                                         ----------------
                                                                                                               56,502,171
WIRELESS TELECOMMUNICATION SERVICES--2.0%
    SK Telecom Co., Ltd.
      (Korea)                              Mobile Telecommunications                           168,000   $     31,970,634

    TOTAL COMMON STOCKS
      (COST: $1,151,858,660)                                                                                1,525,556,268

NAME                                                                                         PAR VALUE       MARKET VALUE
-------------------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS--3.0%

REPURCHASE AGREEMENTS--3.0%
    IBT Repurchase Agreement, 1.75% dated 12/31/2004 due 1/3/2005, repurchase price $1,619,087 collateralized by a U.S. Government Agency Security with
      a market value plus accrued interest of $1,699,794                              $      1,618,851   $      1,618,851
    IBT Repurchase Agreement, 1.55% dated 12/31/2004 due 1/3/2005, repurchase price $46,005,942 collateralized by U.S. Government Agency Securities with
      an aggregate market value plus accrued interest of $48,300,000                        46,000,000         46,000,000
                                                                                                         ----------------

    TOTAL REPURCHASE AGREEMENTS (COST: $47,618,851)                                                            47,618,851

    TOTAL SHORT TERM INVESTMENTS (COST: $47,618,851)                                                           47,618,851

    Total Investments (Cost $1,199,477,511)--100.2%                                                      $  1,573,175,119
    Other Liabilities In Excess Of Other Assets--(0.2)%                                                        (3,864,527)
                                                                                                         ----------------
    TOTAL NET ASSETS--100%                                                                               $  1,569,310,592
                                                                                                         ================

(a)  Non-income producing security.
(b)  Represents an American Depository Receipt.

THE OAKMARK INTERNATIONAL AND
OAKMARK INTERNATIONAL SMALL CAP FUNDS

FELLOW SHAREHOLDERS,
Your International Funds, Oakmark International and Oakmark International Small Cap, ended 2004 with acceptable returns achieving 19% and 29%, respectively. This compares to the MSCI World ex U.S. Index(14), which returned 20%. More importantly, the longer term results continue to be quite strong with International gaining 10% and International Small Cap increasing 14% over the last five years compared to the MSCI World ex U.S. Index loss of 1%.

THE CURRENCY PENDULUM
Invariably, as currency movements aggressively sway from one extreme to the next, analysts and commentators clamor to explain such volatility. In particular, they try to predict future trends by extrapolating from the recent past. Both of these approaches are troubling, especially when it comes to currency forecasting.

Ultimately, the value of a nation's currency is underpinned by that country's production/economic prowess in an absolute--and more importantly--a relative sense. Today, as the dollar hits five-year lows compared to many European and Asian currencies, some experts conveniently proclaim that the dollar's continued fall is not only likely, but certain. The usual reasons given are the "twins": the U.S. budget and current account deficits.

This type of talk is very typical when the dollar declines. Last cycle, we heard the same chatter: "the U.S. dollar has lost its reserve status," "the dollar is in terminal decline," etc. About the time this talk becomes the loudest, the pendulum swings back, and valuations reverse. Recall how the Euro began its life at 1.17 in 1999 and promptly fell to .85 over the next few years. Today, of course, people aren't speaking about a weak Euro; it's at 1.35. Instead, we hear talk of 1.50!

People forget that the more something becomes overvalued, the stronger forces become to counteract that movement. Eventually, these forces become strong enough to reverse the direction of the movement.

We do not believe that the dollar is fundamentally doomed. Consider:

1.   The U.S. is still the largest and most stable economy in the world.

2. The U.S. is extremely competitive when you consider regulation, productivity of labor, unit labor costs, and capital's ability to control its destiny.

3. The U.S. is the biggest consumer market in the world. Foreign companies must have a U.S. presence.

4.   The U.S. has the largest and deepest capital markets.

To debunk the dollar bears' arguments about the twin deficits, we would remind them:

1. The U.S. debt-to-GDP situation is better than Japan (45% compared to over 100%) and Europe (45% compared to 65% and over). The U.S. fiscal deficit is projected to fall over the next few years, and at 3-3.5% of GDP, it is not much different than the Euro economies or Japan.

2. Yes, the U.S. has a current account deficit. But, by definition, it also has a capital account surplus. This means that though the U.S. runs a trade deficit, this deficit is largely financed by foreign investors' willingness to invest in America. Why do we feel this will continue? See 1, 2, 3, and 4 above. As long as the U.S. maintains global competitiveness, foreign money will remain. Causality is notoriously difficult to prove. Do we buy foreign goods because we have a capital surplus, or do foreigners invest in our capital because they have a trade surplus? The pundits assume the latter, but for no substantive reason.

Who knows what will happen in the short term? However, we believe that over time, fundamental forces will re-assert themselves, and the pendulum will change directions.

From an investment perspective, a stronger dollar over the long term has important implications. It bodes well, in local currency returns, for those foreign multinationals who are dollar earners. This positive impact should be more than enough to counter the negative currency move felt by U.S.-based investors who hold falling foreign currencies. In our Funds, we have also elected to hedge part of our Swiss franc and Sterling holdings, which should mitigate the later negative.

HAPPY ANNIVERSARY!
Fifteen years ago, on December 29, 1989, the Japanese Nikkei(15) hit its all time high of 38,916. As of this writing, the market sits at 11,488, down 70% from where the market closed on that December day in 1989. We keep trying to find quality Japanese companies to invest in. Though we have had some success, it is proving difficult to find companies that have management teams that are truly concerned with building shareholder value. We will keep trying!

In closing, we would again like to thank all of our shareholders for their continued support and confidence. We will continue to work hard to find suitable investments over the long term.


/s/ David G. Herro                 /s/ Michael J. Welsh

DAVID G. HERRO, CFA                MICHAEL J. WELSH, CFA, CPA
Portfolio Manager                  Portfolio Manager
dherro@oakmark.com                 mwelsh@oakmark.com

[SIDENOTE]

                                   HIGHLIGHTS

-    We see many reasons that argue against a perpetually weak dollar.

- We selectively hedge currencies where we see significant opportunity or reason for concern.

- It continues to be difficult to find many shareholder-oriented management companies in Japan.

THE OAKMARK INTERNATIONAL FUND

       REPORT FROM DAVID G. HERRO AND MICHAEL J. WELSH, PORTFOLIO MANAGERS

[PHOTO OF DAVID G. HERRO AND MICHAEL J. WELSH]

[CHART]

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK INTERNATIONAL FUND FROM ITS INCEPTION (9/30/92) TO PRESENT (12/31/04) AS COMPARED TO THE MSCI WORLD EX U.S. INDEX(14)

                      THE OAKMARK
                     INTERNATIONAL   MSCI WORLD EX
                    FUND (CLASS I)     U.S. INDEX
 9/30/1992          $       10,000   $      10,000
12/31/1992          $       10,043   $       9,628
 3/31/1993          $       11,890   $      10,766
 6/30/1993          $       12,300   $      11,834
 9/30/1993          $       13,387   $      12,562
12/31/1993          $       15,424   $      12,729
 3/31/1994          $       15,257   $      13,133
 6/30/1994          $       14,350   $      13,748
 9/30/1994          $       15,278   $      13,830
12/31/1994          $       14,026   $      13,664
 3/31/1995          $       13,563   $      13,924
 6/30/1995          $       14,749   $      14,060
 9/30/1995          $       15,507   $      14,631
12/31/1995          $       15,193   $      15,222
 3/31/1996          $       17,021   $      15,681
 6/30/1996          $       18,383   $      15,937
 9/30/1996          $       18,347   $      15,950
12/31/1996          $       19,450   $      16,268
 3/31/1997          $       20,963   $      16,016
 6/30/1997          $       22,700   $      18,094
 9/30/1997          $       23,283   $      18,027
12/31/1997          $       20,097   $      16,637
 3/31/1998          $       22,994   $      19,083
 6/30/1998          $       20,253   $      19,233
 9/30/1998          $       16,322   $      16,404
12/31/1998          $       18,688   $      19,759
 3/31/1999          $       21,258   $      20,070
 6/30/1999          $       25,728   $      20,650
 9/30/1999          $       23,896   $      21,535
12/31/1999          $       26,065   $      25,277
 3/31/2000          $       26,012   $      25,416
 6/30/2000          $       27,856   $      24,530
 9/30/2000          $       27,306   $      22,663
12/31/2000          $       29,324   $      21,897
 3/31/2001          $       26,763   $      18,825
 6/30/2001          $       29,437   $      18,629
 9/30/2001          $       23,728   $      16,062
12/31/2001          $       27,819   $      17,212
 3/31/2002          $       31,006   $      17,310
 6/30/2002          $       30,315   $      16,923
 9/30/2002          $       23,365   $      13,603
12/31/2002          $       25,465   $      14,492
 3/31/2003          $       22,481   $      13,402
 6/30/2003          $       28,198   $      15,978
 9/30/2003          $       30,368   $      17,269
12/31/2003          $       35,152   $      20,206
 3/31/2004          $       36,419   $      21,063
 6/30/2004          $       37,083   $      21,084
 9/30/2004          $       37,024   $      21,124
12/31/2004          $       41,862   $      24,324

                                                     ANNUAL AVERAGE TOTAL RETURNS
                                                           (AS OF 12/31/04)
                                                                           SINCE
                         TOTAL RETURN                                    INCEPTION
                        LAST 3 MONTHS*     1-YEAR    5-YEAR   10-YEAR    (9/30/92)
----------------------------------------------------------------------------------
OAKMARK INTERNATIONAL
FUND (CLASS I)              13.07%         19.09%      9.93%    11.54%       12.39%
MSCI World ex. U.S.         15.15%         20.38%     -0.76%     5.93%        7.52%
MSCI EAFE(16)               15.32%         20.25%     -1.13%     5.61%        7.30%
Lipper International
Fund Index(17)              14.39%         18.59%     -0.89%     7.20%        8.55%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The performance data quoted represents past performance. The above performance information for the Fund does not reflect the imposition of a 2% redemption fee on shares held for 90 days or less to deter market timers. If reflected, the fee would reduce the performance quoted. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain current month end performance data, call 1-800-OAKMARK or visit www.oakmark.com.

* Not annualized

The Oakmark International Fund gained 13% for the quarter, compared to the MSCI World ex U.S. Index, which gained 15%. For the twelve months ended December 31, 2004, the Fund gained 19%, compared to the 20% return of the MSCI World ex U.S. Index.

BIG CONTRIBUTORS 2004
At the end of every year, we like to discuss those stocks that had the most significant impact on your Fund's NAV(4) over the past twelve months. We like to point out the good and the bad. However for the second year in a row, nearly all returns were positive, and none of the Fund's positions had a significant negative contribution. This makes us feel both good and uneasy!

The share price of Grupo Televisa has had a terrific run over the past two years, and for the calendar year ended December 31, 2004, it generated the most significant positive contribution to the NAV. Higher than expected profit growth this year, coupled with the market's continued recognition of the company's improved shareholder orientation, helped drive share price performance.

Bank of Ireland was another strong contributor to NAV growth. The Bank displayed its resilience and the quality of its franchise in 2004, facing down the challenges of increased competition, a slowing Irish economy, and a change in CEO.

Lotte Chilsung Beverage is a stock we have owned since 1995. Adding to a long history of positive surprises, Lotte Chilsung's results in 2004 have held up well despite an awful consumer environment in Korea. A peerless distribution system and robust new product development continue to be the company's major strengths.

A couple of our holdings in the pharmaceutical industry provided significant positive contributions over the past twelve months. Takeda Pharmaceutical, Japan's largest pharma company, continues to be a quality franchise at a very attractive price, despite the gap between price and value closing a bit this year. The share price of Aventis soared last January as Sanofi-Synthelabo launched a takeover bid.

The share price of Cadbury Schweppes plc performed well as the market rewarded the new management team for its success in integrating the recent Adams acquisition as well as for instituting a broad-reaching restructuring plan, which should substantially increase efficiency and profitability.

Other significant winners for the Fund in calendar 2004 included European equity and derivatives exchange Euronext N.V., media and telecom company Vivendi Universal (France), and the flavors and fragrances producer Givaudan S.A. (Switzerland). The stocks with modest declines include Orbotech Ltd. and J. Sainsbury PLC.

LOOKING FORWARD
It was a good year of performance, but we still see interesting opportunities. Given the quality of the holdings and the attractive valuation of the portfolio, we remain optimistic about potential price appreciation. Thank you for your continued confidence.


/s/ David G. Herro                 /s/ Michael J. Welsh

DAVID G. HERRO, CFA                MICHAEL J. WELSH, CFA, CPA
Portfolio Manager                  Portfolio Manager
dherro@oakmark.com                 mwelsh@oakmark.com

THE OAKMARK INTERNATIONAL FUND

INTERNATIONAL DIVERSIFICATION--DECEMBER 31, 2004 (UNAUDITED)

[CHART]

                            % OF FUND
                  EQUITY MARKET VALUE
-------------------------------------
EUROPE                           78.4%
  Great Britain                  25.9%
  Switzerland                    16.0%
* France                         11.7%
* Germany                         8.2%
* Netherlands                     7.7%
* Italy                           3.9%
* Ireland                         3.6%
* Finland                         1.4%

PACIFIC RIM                      19.3%
  Japan                           7.2%
  Korea                           5.8%
  Australia                       4.0%
  Singapore                       1.5%
  Hong Kong                       0.8%

LATIN AMERICA                     1.8%
  Mexico                          1.8%

OTHER                             0.5%
  Israel                          0.5%

* Euro currency countries comprise 36.5% of the Fund.

THE OAKMARK INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS--DECEMBER 31, 2004 (UNAUDITED)

NAME                                 DESCRIPTION                              SHARES HELD      MARKET VALUE
-----------------------------------------------------------------------------------------------------------
COMMON STOCKS--97.1%

ADVERTISING--4.2%
  Publicis Groupe
    (France)                         Advertising & Media Services               3,685,800   $   119,249,332
  Aegis Group plc
    (Great Britain)                  Media Services                            43,844,900        90,841,020
                                                                                            ---------------
                                                                                                210,090,352

APPAREL RETAIL--0.8%
  Giordano International             Pacific Rim Clothing Retailer &
    Limited (Hong Kong)                Manufacturer                            61,424,300   $    38,524,529

APPAREL, ACCESSORIES & LUXURY
  GOODS--1.7%
  Swatch Group AG, Bearer
    Shares (Switzerland)             Watch Manufacturer                           570,300   $    83,490,259
  Swatch Group AG,
    Registered Shares
    (Switzerland)                    Watch Manufacturer                            24,700           732,301
                                                                                            ---------------
                                                                                                 84,222,560

AUTOMOBILE MANUFACTURERS--3.1%
  Bayerische Motoren
    Werke (BMW) AG
    (Germany)                        Luxury Automobile Manufacturer             3,431,500   $   154,546,044

BROADCASTING & CABLE TV--2.3%
  Grupo Televisa S.A.                Television Production &
    (Mexico) (b)                       Broadcasting                             1,356,800   $    82,086,400
  British Sky Broadcasting
    Group plc                        Television Production &
    (Great Britain)                    Broadcasting                             3,019,700        32,556,618
                                                                                            ---------------
                                                                                                114,643,018

MOVIES & ENTERTAINMENT--2.1%
  Vivendi Universal SA
    (France) (a)                     Multimedia                                 3,260,300   $   103,890,632

PUBLISHING--1.5%
  John Fairfax Holdings
    Limited (Australia)              Newspaper Publisher                       20,630,899   $    73,444,350

SPECIALTY STORES--2.2%
  Signet Group plc
    (Great Britain)                  Jewelry Retailer                          52,812,500   $   111,447,050

TEXTILES--0.7%
  Chargeurs SA (France)              Wool, Textile Production & Trading           790,182   $    33,283,159

NAME                                 DESCRIPTION                              SHARES HELD      MARKET VALUE
-----------------------------------------------------------------------------------------------------------
COMMON STOCKS--97.1% (CONT.)

TIRES & RUBBER--1.1%

  Compagnie Generale des
    Etablissements Michelin
    (France)                         Tire Manufacturer                            884,300   $    56,608,990

BREWERS--1.7%
  Heineken Holding NV,
    Class A (Netherlands)            Brewer                                     2,323,500   $    70,130,752
  Heineken NV
    (Netherlands)                    Brewer                                       497,500        16,554,895
                                                                                            ---------------
                                                                                                 86,685,647

DISTILLERS & VINTNERS--4.3%
  Diageo plc (Great Britain)         Beverages, Wines, & Spirits
                                       Manufacturer                            12,023,000   $   171,372,379
  Pernod-Ricard SA (France)          Manufactures Wines, Spirits, &
                                       Fruit Juices                               299,000        45,712,072
                                                                                            ---------------
                                                                                                217,084,451

HOUSEHOLD PRODUCTS--2.1%
  Henkel KGaA (Germany)              Consumer Chemical Products
                                       Manufacturer                             1,251,000   $   103,333,012

PACKAGED FOODS & MEATS--5.6%
  Nestle SA (Switzerland)            Food & Beverage Manufacturer                 575,100   $   150,074,339
  Cadbury Schweppes plc              Beverage & Confectionary
    (Great Britain)                    Manufacturer                            14,165,200       131,796,421
                                                                                            ---------------
                                                                                                281,870,760

PERSONAL PRODUCTS--0.9%
  L'Oreal SA (France)                Health & Beauty Aid Manufacturer             600,800   $    45,518,601

SOFT DRINKS--1.6%
  Lotte Chilsung Beverage            Soft Drinks, Juices & Sports Drinks
    Co., Ltd. (Korea)                  Manufacturer                                83,400   $    77,341,577

INTEGRATED OIL & GAS--1.6%
  BP p.l.c. (Great Britain)          Oil & Natural Gas Exploration &
                                       Production                               6,294,100   $    61,338,975
  Total SA (France)                  Oil & Natural Gas Exploration &
                                       Production                                 100,000        21,799,759
                                                                                            ---------------
                                                                                                 83,138,734

NAME                                 DESCRIPTION                              SHARES HELD      MARKET VALUE
-----------------------------------------------------------------------------------------------------------
COMMON STOCKS--97.1% (CONT.)

DIVERSIFIED BANKS--16.5%
  Bank of Ireland (Ireland)          Commercial Bank                           10,462,900       173,869,726
  Australia and New Zealand
    Banking Group Limited
    (Australia)                      Commercial Bank                            7,348,800       118,386,346
  Lloyds TSB Group plc
    (Great Britain)                  Commercial Bank                           12,347,600       112,042,518
  BNP Paribas SA (France)            Commercial Banking                         1,156,000        83,583,557
  Kookmin Bank (Korea)(a)            Commercial Banking                         1,955,068        76,487,881
  UniCredito Italiano
    S.p.A. (Italy)                   Banking Services                          12,956,700        74,348,220
  United Overseas Bank
    Limited, Foreign Shares
    (Singapore)                      Commercial Banking                         8,395,368        70,985,895
  Banco Popolare di Verona e
    Novara Scrl (Italy)              Commercial Bank                            2,938,400        59,631,854
  Sanpaolo IMI S.p.A. (Italy)        Banking Services                           3,933,600        56,562,926
                                                                                            ---------------
                                                                                                825,898,923

DIVERSIFIED CAPITAL MARKETS--2.0%
  Credit Suisse Group
    (Switzerland) (a)                Investment Services & Insurance            2,408,600   $   100,987,746

INVESTMENT BANKING & BROKERAGE--1.0%
  Daiwa Securities Group Inc.
    (Japan)                          Stock Broker                               6,799,000   $    49,119,008

REINSURANCE--0.3%
  Hannover
    Rueckversicherung AG
    (Germany)                        Reinsurance                                  390,800   $    15,241,518

SPECIALIZED FINANCE--5.5%
  Euronext NV
    (Netherlands)                    Stock Exchange                             5,012,500   $   152,789,413
  Deutsche Boerse AG
    (Germany)                        Electronic Trading Systems                 2,030,500       121,968,143
                                                                                            ---------------
                                                                                                274,757,556

HEALTH CARE EQUIPMENT--1.4%
  Olympus Corporation
    (Japan)                          Optical Equipment Manufacturer             3,251,000   $    69,349,165

NAME                                 DESCRIPTION                              SHARES HELD      MARKET VALUE
-----------------------------------------------------------------------------------------------------------
COMMON STOCKS--97.1% (CONT.)

PHARMACEUTICALS--10.3%

  GlaxoSmithKline plc
    (Great Britain)                  Pharmaceuticals                            7,688,600   $   180,242,681
  Takeda Pharmaceutical
    Company Limited                  Pharmaceuticals& Food
    (Japan)                            Supplements                              2,776,200       139,853,480
  Novartis AG (Switzerland)          Pharmaceuticals                            2,693,900       135,397,983
  Sanofi-Aventis (France)            Pharmaceuticals                              721,008        57,511,304
                                                                                            ---------------
                                                                                                513,005,448

AIRPORT SERVICES--0.1%
  Grupo Aeroportuario del
    Sureste S.A. de C.V.
    (Mexico) (b)                     Airport Operator                             205,700   $     5,625,895

DIVERSIFIED COMMERCIAL SERVICES--1.8%
  Meitec Corporation
    (Japan)                          Software Engineering Services              2,424,800   $    90,429,913

EMPLOYMENT SERVICES--1.9%
  Michael PageInternational
    plc (Great Britain)              Recruitment Consultancy Services          25,698,900   $    92,192,440

INDUSTRIAL CONGLOMERATES--0.0%
  Haw Par Corporation
    Limited (Singapore)              Healthcare& Leisure Products                  58,338   $       184,082

INDUSTRIAL MACHINERY--2.8%
  Enodis plc
    (Great Britain) (a)              Food Processing Equipment                 33,585,320   $    71,195,236
  Metso Corporation
    (Finland)                        Paper& Pulp Machinery                      4,339,200        68,634,745
                                                                                            ---------------
                                                                                                139,829,981

MARINE PORTS& SERVICES--2.2%
  Associated British Ports
    Holdings plc
    (Great Britain)                  Port Operator                             12,131,399   $   110,546,160

ELECTRONIC EQUIPMENT MANUFACTURERS--0.5%
  Orbotech, Ltd.
    (Israel) (a)                     Optical Inspection Systems                 1,237,700   $    26,202,109

DIVERSIFIED CHEMICALS--2.7%
  Akzo Nobel N.V.
    (Netherlands)                    Chemical Producer                          3,107,200   $   132,268,964

FERTILIZERS& AGRICULTURAL CHEMICALS--1.6%
  Syngenta AG
    (Switzerland) (a)                Crop Protection Products                     738,500   $    78,251,656


                                                                             SHARES HELD/
NAME                                 DESCRIPTION                                PAR VALUE      MARKET VALUE
-----------------------------------------------------------------------------------------------------------
COMMON STOCKS--97.1% (CONT.)

SPECIALTY CHEMICALS--4.6%
  Lonza Group AG,
    Registered Shares
    (Switzerland)                    Industrial Organic Chemicals               2,267,700   $   127,303,890
  Givaudan (Switzerland)             Fragrance& Flavor Compound
                                       Manufacturer                               151,100        99,270,997
                                                                                            ---------------
                                                                                                226,574,887

WIRELESS TELECOMMUNICATION SERVICES--4.4%
  SK Telecom Co., Ltd.
    (Korea)                          Mobile Telecommunications                    672,600   $   127,996,716
  Vodafone Group Plc
    (Great Britain)                  Mobile Telecommunications                 27,049,500        73,297,112
  Vodafone Group Plc
    (Great Britain) (b)              Mobile Telecommunications                    606,000        16,592,280
                                                                                            ---------------
                                                                                                217,886,108

TOTAL COMMON STOCKS (COST: $3,510,280,488)                                                    4,844,025,025


SHORT TERM INVESTMENTS--3.6%
U.S. GOVERNMENT BILLS--0.6%
  United States Treasury Bill, 2.04% due 1/6/2005                           $  30,000,000   $    29,991,500

  TOTAL U.S. GOVERNMENT BILLS (COST: $29,991,500)                                                29,991,500

REPURCHASE AGREEMENTS--3.0%
  IBT Repurchase Agreement, 1.75% dated 12/31/2004
    due 1/3/2005, repurchase price $1,325,953 collateralized
    by a U.S. Government Agency Security with a market
    value plus accrued interest of $1,392,048                               $   1,325,760   $     1,325,760
  IBT Repurchase Agreement, 1.55% dated 12/31/2004
    due 1/3/2005, repurchase price $149,519,310 collateralized by U.S. Government Agency Securities with an aggregate
    market value plus accrued interest of $156,975,000                        149,500,000       149,500,000
                                                                                            ---------------
  TOTAL REPURCHASE AGREEMENTS (COST: $150,825,760)                                              150,825,760

  TOTAL SHORT TERM INVESTMENTS (COST: $180,817,260)                                             180,817,260

  Total Investments (Cost $3,691,097,748)--100.7%                                           $ 5,024,842,285
  Other Liabilities In Excess Of Other Assets--(0.7)%                                           (36,753,194)
                                                                                            ---------------
  TOTAL NET ASSETS--100%                                                                    $ 4,988,089,091
                                                                                            ===============

(a)  Non-income producing security.
(b)  Represents an American Depository Receipt.

THE OAKMARK INTERNATIONAL SMALL CAP FUND

     REPORT FROM DAVID G. HERRO AND MICHAEL J. WELSH, PORTFOLIO MANAGERS

[PHOTO OF DAVID G. HERRO AND MICHAEL J. WELSH]

[CHART]

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK INTERNATIONAL SMALL CAP FUND FROM ITS INCEPTION (11/1/95) TO PRESENT (12/31/04) AS COMPARED TO THE MSCI WORLD EX U.S. INDEX(14)

                            THE OAKMARK
                       INTERNATIONAL SMALL CAP               MSCI WORLD EX
                           FUND (CLASS I)                      U.S. INDEX
   11/1/95                    $ 10,000                          $ 10,000
  12/31/95                    $  9,630                          $ 10,684
   3/31/96                    $ 10,970                          $ 11,006
   6/30/96                    $ 11,570                          $ 11,186
   9/30/96                    $ 11,590                          $ 11,195
  12/31/96                    $ 12,038                          $ 11,418
   3/31/97                    $ 12,080                          $ 11,241
   6/30/97                    $ 13,181                          $ 12,699
   9/30/97                    $ 12,672                          $ 12,652
  12/31/97                    $  9,642                          $ 11,677
   3/31/98                    $ 11,429                          $ 13,394
   6/30/98                    $  9,892                          $ 13,499
   9/30/98                    $  8,211                          $ 11,513
  12/31/98                    $ 10,529                          $ 13,868
   3/31/99                    $ 13,118                          $ 14,086
   6/30/99                    $ 15,317                          $ 14,493
   9/30/99                    $ 15,439                          $ 15,114
  12/31/99                    $ 16,190                          $ 17,741
 3/31/2000                    $ 15,387                          $ 17,839
 6/30/2000                    $ 15,529                          $ 17,217
 9/30/2000                    $ 14,908                          $ 15,906
12/31/2000                    $ 14,756                          $ 15,369
 3/31/2001                    $ 15,232                          $ 13,213
 6/30/2001                    $ 15,777                          $ 13,075
 9/30/2001                    $ 13,987                          $ 11,273
12/31/2001                    $ 16,671                          $ 12,080
 3/31/2002                    $ 18,370                          $ 12,149
 6/30/2002                    $ 18,831                          $ 11,877
 9/30/2002                    $ 14,641                          $  9,547
12/31/2002                    $ 15,818                          $ 10,172
 3/31/2003                    $ 13,882                          $  9,406
 6/30/2003                    $ 17,933                          $ 11,215
 9/30/2003                    $ 20,465                          $ 12,121
12/31/2003                    $ 24,109                          $ 14,182
 3/31/2004                    $ 25,685                          $ 14,783
 6/30/2004                    $ 26,436                          $ 14,798
 9/30/2004                    $ 27,411                          $ 14,826
12/31/2004                    $ 31,087                          $ 17,072

                                        ANNUAL AVERAGE TOTAL RETURNS
                                              (AS OF 12/31/04)
                                                                      SINCE
                             TOTAL RETURN                           INCEPTION
                            LAST 3 MONTHS*    1-YEAR    5-YEAR      (11/1/95)
-----------------------------------------------------------------------------
OAKMARK INTERNATIONAL
SMALL CAP FUND (CLASS I)        13.41%         28.95%   13.92%      13.16%
MSCI World ex. U.S.             15.15%         20.38%   -0.76%       6.00%
Lipper International
Small Cap Average(18)           14.55%         25.52%    7.76%      11.40%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The performance data quoted represents past performance. The above performance information for the Fund does not reflect the imposition of a 2% redemption fee on shares held for 90 days or less to deter market timers. If reflected, the fee would reduce the performance quoted. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain current month end performance data, call 1-800-OAKMARK or visit www.oakmark.com.

* Not annualized

The Oakmark International Small Cap Fund gained 13% for the quarter, underperforming our benchmark indices. More importantly, however, for the past twelve months your Fund is up 29%, solidly outpacing the relevant benchmarks.

Strong performers for the quarter were Schindler Holding and our airport operators, Grupo Aeroportuario del Sureste ("Asur") and Kobenhaven Lufthave. Asur continued to enjoy strong passenger volumes and increased retail spending per passenger. Towards the close of the quarter, its shareholder structure further simplified, paving the way for renewed cash disbursements to shareholders in 2005. Kobenhaven also enjoyed strong passenger figures, coupled with the finalization of the bidding process for the Brussels airport. Because Kobenhaven remained very disciplined with its bid, the group did not win the auction. As a result, Kobenhaven began returning excess cash to shareholders via share repurchases. Schindler (an elevator and escalator manufacturer) has continued along its recovery path, with profitability and free cash flow steadily increasing. To management's credit, these improvements have come in the face of a raw materials headwind and have coincided with the roll-out of several new products, including the Eurolift and Schindler 700 series.

The most significant detractor from quarterly performance was Lectra, a French software firm focused on developing products for the textile industry. Its core market happened to turn down simultaneously with a meaningful acquisition (Investronica). In addition, with approximately 25% of sales from dollar-based markets, Lectra is suffering from a large currency mismatch and is competitively disadvantaged relative to its U.S. peer, Gerber Scientific. We continue to believe the Investronica deal will be value accretive, because of significant working capital improvements and because an undisciplined price discounter has fallen out of the market. In addition, we expect the textile market and currencies to return to more normal levels, allowing for Lectra to return to historical levels of profitability.

PORTFOLIO COMPOSITION
New positions initiated during the quarter include Lotte Confectionary, Korea's largest ice cream and candy company, and Orbotech, an Israeli semiconductor equipment company. Your Fund continued to add to the small-cap Korean banks discussed in last quarter's summary, Pusan and Daegu, and positions that had fallen, including Lectra and Morse.

Following the bid we saw last quarter for DFS, your Fund experienced quite a bit of merger and acquisition activity in this quarter as well. Waterford Wedgeford, Royal Doulton's largest shareholder, made a cash offer for the group in October. Similarly, Geest's largest shareholder, Bakkavor Group from Iceland, has made a tentative approach to the group. Finally, Recoletos' management has offered to repurchase Pearson's entire 72% stake for 3% more than we estimated the business to be worth. We're excited that independent entities continue to recognize the value we see in our businesses.

We continue to like the quality and price attractiveness of the portfolio. Thank you for your continued confidence.


/s/ David G. Herro              /s/ Michael J. Welsh

DAVID G. HERRO, CFA             MICHAEL J. WELSH, CFA, CPA
Portfolio Manager               Portfolio Manager
dherro@oakmark.com              mwelsh@oakmark.com

THE OAKMARK INTERNATIONAL SMALL CAP FUND

[CHART]

INTERNATIONAL DIVERSIFICATION--DECEMBER 31, 2004 (UNAUDITED)

                                          % OF FUND
                                EQUITY MARKET VALUE
   ------------------------------------------------
-  EUROPE                                      72.2%
     Switzerland                               17.9%
   * France                                    12.4%
     Great Britain                             11.0%
   * Italy                                      8.5%
     Denmark                                    6.3%
   * Spain                                      4.0%
   * Finland                                    3.7%
   * Germany                                    3.6%
     Turkey                                     2.5%
     Sweden                                     1.9%
   * Greece                                     0.4%

-  PACIFIC RIM                                 25.1%
     Japan                                      9.3%
     Korea                                      6.0%
     Australia                                  4.2%
     New Zealand                                3.2%
     Hong Kong                                  1.7%
     Thailand                                   0.4%
     Philippines                                0.3%

-  LATIN AMERICA                                2.6%
     Mexico                                     2.6%

-  OTHER                                        0.1%
     Israel                                     0.1%

   * Euro currency countries comprise 32.6% of the Fund.

THE OAKMARK INTERNATIONAL SMALL CAP FUND

SCHEDULE OF INVESTMENTS--DECEMBER 31, 2004 (UNAUDITED)

NAME                                       DESCRIPTION                                    SHARES HELD      MARKET VALUE
-----------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--95.2%

ADVERTISING--2.5%
    Asatsu-DK, Inc. (Japan)                Advertising Services Provider                      459,700   $    12,947,716
    G2R Inc. (Korea)                       Advertising & Marketing Services                   485,330         8,321,684
                                                                                                        ---------------
                                                                                                             21,269,400
APPAREL, ACCESSORIES & LUXURY GOODS--2.3%
    Bulgari S.p.A. (Italy)                 Jewelry Manufacturer & Retailer                  1,615,900   $    19,925,727

HOME FURNISHINGS--0.5%
    Royal Doulton plc
      (Great Britain) (a)                  Tableware & Giftware                            18,373,000   $     4,097,436

HOME IMPROVEMENT RETAIL--2.5%
    Carpetright plc
      (Great Britain)                      Carpet Retailer                                    987,400   $    21,594,201

MOTORCYCLE MANUFACTURERS--0.4%
    Ducati Motor Holding
      S.p.A. (Italy) (a)                   Motorcycle Manufacturer                          3,015,650   $     3,594,247

PHOTOGRAPHIC PRODUCTS--1.3%
    Vitec Group plc
      (Great Britain)                      Photo Equipment & Supplies                       1,956,607   $    10,735,167

PUBLISHING--1.9%
    Tamedia AG
      (Switzerland) (a)                    Publishing & TV Broadcasting                       143,661   $    13,231,354
    Matichon Public Company
      Limited, Foreign Shares
      (Thailand)                           Newspaper Publisher                              2,039,500         3,672,506
                                                                                                        ---------------
                                                                                                             16,903,860
AGRICULTURAL PRODUCTS--2.2%
    Geest plc (Great Britain)              Fresh Produce Distributor                        1,562,400   $    19,122,826

BREWERS--4.1%
    Davide Campari - Milano                Soft Drinks, Wines, & Spirits
      S.p.A. (Italy)                         Producer                                         301,500   $    19,325,242
    Kook Soon Dang
      Brewery Co., Ltd.
      (Korea)                              Wine & Spirits Manufacturer                        843,176        10,425,669
    Hite Brewery Co., Ltd.
      (Korea)                              Brewer                                              68,000         5,616,306
                                                                                                        ---------------
                                                                                                             35,367,217

NAME                                       DESCRIPTION                                    SHARES HELD      MARKET VALUE
-----------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--95.2% (CONT.)

DISTILLERS & VINTNERS--2.0%
    Baron de Ley, S.A.
      (Spain) (a)                          Wines & Spirits Manufacturer                       337,037   $    17,373,887

PACKAGED FOODS & MEATS--0.5%
    Alaska Milk Corporation
      (Philippines)                        Milk Producer                                   49,394,000   $     2,596,210
    Lotte Confectionery
      Co., Ltd. (Korea)                    Candy & Snacks Manufacturer                          1,880         1,440,147
                                                                                                        ---------------
                                                                                                              4,036,357
ASSET MANAGEMENT & CUSTODY BANKS--3.4%
    Julius Baer Holding Ltd.,
      Zurich (Switzerland)                 Asset Management                                    97,500   $    29,270,098

DIVERSIFIED BANKS--1.9%
    Jyske Bank-Registered
      (Denmark) (a)                        Commercial Banking                                 444,800   $    16,711,283

MULTI-SECTOR HOLDINGS--2.7%
    Pargesa Holding AG
      (Switzerland)                        Diversified Operations                               5,754   $    20,188,588
    Eurazeo (France)                       Investment Company                                  39,500         3,330,229
                                                                                                        ---------------
                                                                                                             23,518,817
OTHER DIVERSIFIED FINANCIAL SERVICES--1.5%
    Ichiyoshi Securities
      Co., Ltd. (Japan)                    Stock Broker                                     1,428,700   $    13,292,503

REGIONAL BANKS--1.5%
    Pusan Bank (Korea)                     Commercial Banking                               1,033,500   $     7,936,945
    Daegu Bank (Korea)                     Commercial Banking                                 739,400         5,142,658
                                                                                                        ---------------
                                                                                                             13,079,603
SPECIALIZED FINANCE--0.4%
    Athens Stock Exchange
      S.A. (Greece) (a)                    Exchange Services                                  293,000   $     3,028,715

HEALTH CARE EQUIPMENT--0.0%
    Golden Meditech
      Company Limited
      (China)                              Medical Instruments & Supplies                     296,000   $        74,640

NAME                                       DESCRIPTION                                    SHARES HELD      MARKET VALUE
-----------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--95.2% (CONT.)

HEALTH CARE SUPPLIES--2.7%
    Ansell Limited (Australia)             Protective Rubber & Plastics
                                             Products                                       1,733,684   $    12,112,959
    Coloplast A/S, Class B                 Healthcare Products & Services
      (Denmark)                              Provider                                         203,000        11,125,468
                                                                                                        ---------------
                                                                                                             23,238,427
PHARMACEUTICALS--2.7%
    Santen Pharmaceutical
      Co., Ltd. (Japan)                    Pharmaceuticals                                  1,072,400   $    23,451,879

AIR FREIGHT & LOGISTICS--1.7%
    Mainfreight Limited
      (New Zealand)                        Logistics Services                               8,935,381   $    14,436,113

AIRPORT SERVICES--5.3%
    Kobenhavns Lufthavne
      A/S (Copenhagen
      Airports A/S - CPH)
      (Denmark)                            Airport Management & Operations                    113,600   $    24,095,494
    Grupo Aeroportuario del
      Sureste S.A. de C.V.
      (Mexico) (b)                         Airport Operator                                   785,300        21,477,955
                                                                                                        ---------------
                                                                                                             45,573,449
CONSTRUCTION & ENGINEERING--1.2%
    Tae Young Corp. (Korea)                Heavy Construction                                 283,560   $    10,271,928

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS--0.2%
    Vossloh AG (Germany)                   Railroad Equipment Manufacturer                     29,000   $     1,430,007

DIVERSIFIED COMMERCIAL SERVICES--2.2%
    Prosegur, Compania de
      Seguridad SA (Spain)                 Security & Transportation Services                 800,700   $    15,728,025
    Konami Sports
      Corporation (Japan)                  Fitness Centers                                    149,400         3,165,069
                                                                                                        ---------------
                                                                                                             18,893,094
ELECTRICAL COMPONENTS & EQUIPMENT--3.7%
    Pfeiffer Vacuum
      Technology AG
      (Germany)                            Vacuum Pump Manufacturer                           423,840   $    18,973,685
    Carbone Lorraine SA
      (France) (a)                         Electrical Systems Manufacturer                    236,666        12,520,921
                                                                                                        ---------------
                                                                                                             31,494,606

NAME                                       DESCRIPTION                                    SHARES HELD      MARKET VALUE
-----------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--95.2% (CONT.)

EMPLOYMENT SERVICES--1.0%
    DIS Deutscher Industrie
      Service AG (Germany)                 Recruitment Consultancy Services                   227,000   $     8,899,375

INDUSTRIAL CONGLOMERATES--2.4%
    Dogan Sirketler Grubu
      Holding A.S.
      (Turkey) (a)(c)                      Diversified Holding Company                  9,859,711,000   $    20,911,264

INDUSTRIAL MACHINERY--14.2%
    Saurer AG
      (Switzerland) (a)                    Textile Equipment Manufacturer                     478,400   $    28,115,258
    Interpump Group S.p.A.
      (Italy)                              Pump & Piston Manufacturer                       4,700,000        27,116,214
    Schindler Holding AG
      (Switzerland)                        Elevator & Escalator Manufacturer                   64,200        26,748,827
    Kone Oyj, Class B
      (Finland)                            Elevators                                          187,800        14,544,254
    Alfa Laval AB (Sweden)                 Filtration & Separation Equipment                  807,500        13,061,821
    LISI (France)                          Industrial Fastener Manufacturer                   162,413         9,553,134
    Munters AB (Sweden)                    Cooling & Moisture Control Systems                  77,400         2,329,291
    NSC Groupe (France)                    Textile Equipment Manufacturer                      12,316         1,004,942
                                                                                                        ---------------
                                                                                                            122,473,741
OFFICE SERVICES & SUPPLIES--0.6%
    Societe BIC SA (France)                Consumer & Office Supplies                         101,800   $     5,109,581
    Domino Printing
      Sciences plc
      (Great Britain)                      Printing Equipment                                  70,000           344,449
                                                                                                        ---------------
                                                                                                              5,454,030
COMPUTER STORAGE & PERIPHERALS--1.4%
    Lectra (France)                        Manufacturing Process Systems                    1,813,100   $    12,297,804

DATA PROCESSING & OUTSOURCED SERVICES--2.6%
    Baycorp Advantage
      Limited (Australia) (a)              Credit Reference Services                        9,342,300   $    22,513,000

ELECTRONIC EQUIPMENT MANUFACTURERS--1.9%
    Vaisala Oyj, Class A
      (Finland)                            Atmospheric Observation Equipment                  627,000   $    15,480,135
    Orbotech, Ltd.
      (Israel) (a)                         Optical Inspection Systems                          29,000           613,930
                                                                                                        ---------------
                                                                                                             16,094,065

NAME                                       DESCRIPTION                                    SHARES HELD      MARKET VALUE
-----------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--95.2% (CONT.)

HOME ENTERTAINMENT SOFTWARE--1.5%
    Square Enix Co., Ltd.
      (Japan)                              Entertainment Software                             436,800   $    12,921,058

IT CONSULTING & OTHER SERVICES--4.1%
    Morse plc
      (Great Britain)                      Business & Technology Solutions                 10,026,500   $    18,465,444
    Alten (France) (a)                     Systems Consulting & Engineering                   456,041        10,145,736
    Sopra Group (France)                   Computer Engineering                               111,930         6,714,305
                                                                                                        ---------------
                                                                                                             35,325,485
OFFICE ELECTRONICS--3.3%
    Neopost SA (France)                    Mailroom Equipment Supplier                        366,200   $    28,415,164

CONSTRUCTION MATERIALS--1.3%
    Fletcher Building Limited
      (New Zealand)                        Building Materials Manufacturer                  2,414,400   $    11,476,829

INDUSTRIAL GASES--1.3%
    Taiyo Ink Mfg. Co., Ltd.
      (Japan)                              Manufacturer of Resist Inks                        291,300   $    10,806,795

SPECIALTY CHEMICALS--6.7%
    Gurit-Heberlein AG
      (Switzerland)                        Chemical Producer                                   36,075   $    29,396,671
    Croda International plc
      (Great Britain)                      Chemical Producer                                2,573,600        15,848,394
    Financiere Marc de
      Lacharriere SA                       Chemical Storage & Diversified
      (Fimalac) (France)                     Operations                                       266,932        12,746,152
    Financiere Marc de
      Lacharriere SA (Fimalac),            Chemical Storage & Diversified
      Warrants (France) (a)                  Operations                                        31,866           148,271
                                                                                                        ---------------
                                                                                                             58,139,488
ALTERNATIVE CARRIERS--1.6%
    Asia Satellite
      Telecommunications
      Holdings Limited
      (Hong Kong)                          Satellite Operator                               7,305,000   $    13,909,273

    TOTAL COMMON STOCKS (COST:
      $541,803,259)                                                                                         821,422,858

NAME                                                                                      PAR VALUE       MARKET VALUE
----------------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS--5.4%

U.S. GOVERNMENT BILLS--2.3%
    United States Treasury Bills, 1.64% - 1.69%
      due 1/20/2005 - 1/27/2005                                                     $    20,000,000    $    19,979,139

    TOTAL U.S. GOVERNMENT BILLS (COST: $19,979,139)                                                         19,979,139

REPURCHASE AGREEMENTS--3.1%
    IBT Repurchase Agreement, 1.75% dated 12/31/2004 due 1/3/2005, repurchase price $1,489,554 collateralized by a U.S. Government Agency Security with
      a market value plus accrued interest of $1,563,804                            $     1,489,337    $     1,489,337
    IBT Repurchase Agreement, 1.55% dated 12/31/2004
      due 1/3/2005, repurchase price $25,003,229 collateralized
      by U.S. Government Agency Securities with an aggregate
      market value plus accrued interest of $26,250,000                                  25,000,000         25,000,000
                                                                                                       ---------------

    TOTAL REPURCHASE AGREEMENTS (COST: $26,489,337)                                                         26,489,337

    TOTAL SHORT TERM INVESTMENTS (COST: $46,468,476)                                                        46,468,476
    Total Investments (Cost $588,271,735)--100.6%                                                      $   867,891,334
    Foreign Currencies (Cost $258,837)--0.0%                                                           $       257,769
    Other Liabilities In Excess Of Other Assets--(0.6)%                                                     (5,260,372)
                                                                                                       ---------------
    TOTAL NET ASSETS--100%                                                                             $   862,888,731
                                                                                                       ===============

(a)  Non-income producing security.
(b)  Represents an American Depository Receipt.
(c) Effective January 1, 2005, the Republic of Turkey converted to the new Turkish Lira (currency code TRY). TRY is the equivalent to 1,000,000 of the former Turkish Lira (TRL). For Oakmark International Small Cap, its holdings in Dogan Sirketler Grubu Holding A.S. (currently stated in TRL) became equivalent to 9,859,711 shares under the TRY. The currency re-denomination had no impact on the cost and market value of this security.

This material must be preceded or accompanied by a prospectus. To order a prospectus, which explains management fees and expenses and the special risks of investing in the funds, visit www.oakmark.com or call 1-800-OAKMARK. Please read the prospectus carefully before investing.

The discussion of investments and investment strategy of the funds represents the investments of the funds and the views of fund managers and Harris Associates L.P., the funds' investment adviser, at the time of this article, and are subject to change without notice.

The performance data quoted represents past performance. The above performance for the Fund does not reflect the imposition of a 2% redemption fee on shares held for 90 days or less to deter market timers. If reflected, the fee would reduce the performance quoted. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain current month end performance data call 1-800-OAKMARK.

The performance information for Class I shares of The Oakmark Fund, The Oakmark Select Fund, The Oakmark Equity & Income Fund, The Oakmark Global Fund, The Oakmark International Fund and The Oakmark International Small Cap Fund does not reflect the imposition of a 2% redemption fee on shares held by an investor for 90 days or less. The purpose of this redemption fee is to deter market timers.

INVESTING IN VALUE STOCKS PRESENTS THE RISK THAT VALUE STOCKS MAY FALL OUT OF FAVOR WITH INVESTORS AND UNDERPERFORM GROWTH STOCKS DURING GIVEN PERIODS.

THE OAKMARK SELECT FUND IS OPEN TO EXISTING SHAREHOLDERS AND INVESTORS WHO PURCHASE DIRECTLY FROM OAKMARK.

BECAUSE THE OAKMARK SELECT FUND IS NON-DIVERSIFIED, THE PERFORMANCE OF EACH HOLDING WILL HAVE A GREATER IMPACT ON THE FUND'S TOTAL RETURN, AND MAY MAKE THE FUND'S RETURNS MORE VOLATILE THAN A MORE DIVERSIFIED FUND.

THE OAKMARK EQUITY AND INCOME FUND CLOSED TO CERTAIN NEW INVESTORS AS OF 5/7/04.

EQUITY AND INCOME INVESTS IN MEDIUM- AND LOWER-QUALITY DEBT SECURITIES THAT HAVE HIGHER YIELD POTENTIAL BUT PRESENT GREATER INVESTMENT AND CREDIT RISK THAN HIGHER-QUALITY SECURITIES, WHICH MAY RESULT IN GREATER SHARE PRICE VOLATILITY. AN ECONOMIC DOWNTURN COULD SEVERELY DISRUPT THE MARKET IN MEDIUM OR LOWER GRADE DEBT SECURITIES AND ADVERSELY AFFECT THE VALUE OF OUTSTANDING BONDS AND THE ABILITY OF THE ISSUERS TO REPAY PRINCIPAL AND INTEREST.

THE OAKMARK GLOBAL FUND AND THE OAKMARK INTERNATIONAL FUND CLOSED TO CERTAIN NEW INVESTORS AS OF 12/15/03.

THE OAKMARK INTERNATIONAL SMALL CAP FUND CLOSED TO NEW INVESTORS AS OF 5/10/02.

INVESTING IN FOREIGN SECURITIES REPRESENTS RISKS WHICH IN SOME WAY MAY BE GREATER THAN IN U.S. INVESTMENTS. THOSE RISKS INCLUDE: CURRENCY FLUCTUATION; DIFFERENT REGULATION, ACCOUNTING STANDARDS, TRADING PRACTICES AND LEVELS OF AVAILABLE INFORMATION; GENERALLY HIGHER TRANSACTION COSTS; AND POLITICAL RISKS.

THE STOCKS OF SMALLER COMPANIES OFTEN INVOLVE MORE RISK THAN THE STOCKS OF LARGER COMPANIES. STOCKS OF SMALL COMPANIES TEND TO BE MORE VOLATILE AND HAVE A SMALLER PUBLIC MARKET THAN STOCKS OF LARGER COMPANIES. SMALL COMPANIES MAY HAVE A SHORTER HISTORY OF OPERATIONS THAN LARGER COMPANIES, MAY NOT HAVE AS GREAT AN ABILITY TO RAISE ADDITIONAL CAPITAL AND MAY HAVE A LESS DIVERSIFIED PRODUCT LINE, MAKING THEM MORE SUSCEPTIBLE TO MARKET PRESSURE.

      1. Total return includes change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.

      2. Portfolio holdings are subject to change without notice and are not intended as recommendations of individual stocks.

      3. The S&P 500 Index is a broad market-weighted average of U.S. blue-chip companies. This index is unmanaged and investors cannot actually make investments in this index.

      4. NAV stands for Net Asset Value. NAV is the dollar value of a single mutual fund share, based on the value of the underlying assets of the fund minus its liabilities divided by the number of shares outstanding.

      5. The Dow Jones Industrial Average is an unmanaged index that includes only 30 big companies. This index is unmanaged and investors cannot actually make investments in this index.

      6. The Lipper Large Cap Value Fund Index is an equally weighted index of the largest 30 funds within the large cap value funds investment objective as defined by Lipper Inc. The index is adjusted for the reinvestment of capital gains and income dividends. This index is unmanaged and investors cannot actually make investments in this index.

      7. The Price-Earnings Ratio ("P/E") is the most common measure of the expensiveness of a stock.

      8. The S&P Mid Cap 400 is an unmanaged broad market-weighted index of 400 stocks that are in the next tier down from the S&P 500 and that are chosen for market size, liquidity, and industry group representation. This index is unmanaged and investors cannot actually make investments in this index.

      9. The Lipper Mid Cap Value Fund Index measures the performance of the 30 largest U.S. mid-cap value funds tracked by Lipper. This index is unmanaged and investors cannot actually make investments in this index.

     10. The Lipper Balanced Fund Index measures the performance of the 30 largest U.S. balanced funds tracked by Lipper. This index is unmanaged and investors cannot actually make investments in this index.

     11. Lehman Brothers Government/Corporate Bond Index is a benchmark index made up of the Lehman Brothers Government and Corporate Bond indexes, including U.S. government Treasury and agency securities as well as corporate and Yankee bonds. This index is unmanaged and investors cannot actually make investments in this index.

     12. The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. As of December 2003 the MSCI World Index consisted of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. This index is unmanaged and investors cannot actually make investments in this index.

     13. The Lipper Global Fund Index measures the performance of the 30 largest mutual funds that invest in securities throughout the world. This index is unmanaged and investors cannot actually make investments in this index.

     14. The MSCI World Index ex U.S. is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. As of April 2002 the MSCI World Index consisted of the following 22 developed market country indices:
          Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. This index is unmanaged and investors cannot actually make investments in this index.

     15. The Japanese Nikkei Index is an Index of 225 leading stocks traded on the Tokyo Stock Exchange. This index is unmanaged and investors cannot actually make investments in this index.

     16. The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. As of December 2003 the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. This index is unmanaged and investors cannot actually make investments in this index.

     17. The Lipper International Fund Index reflects the net asset value weighted total return of the 30 largest international equity funds. This index is unmanaged and investors cannot actually make investments in this index.

     18. The Lipper International Small Cap Average includes 100 mutual funds that invest in securities whose primary markets are outside of the U.S. This index is unmanaged and investors cannot actually make investments in this index.

THE OAKMARK FUNDS

INVESTMENT PHILOSOPHY

All Oakmark managers follow a consistent investment philosophy--to invest in companies they believe are trading at a substantial discount to underlying business value. Critical to this philosophy is to invest with management teams who are committed to maximizing the company's business value.

THREE KEY TENETS OF OUR INVESTMENT PHILOSOPHY:

1 Buy businesses trading at a significant discount to our estimate of true business value.

2    Invest in companies expected to grow shareholder value over time.

3    Invest with management teams who think and act as owners.

INVESTMENT PROCESS

We seek to identify undervalued companies through an intensive, in-house research process. This process is not based on macro-economic factors, such as the performance of the economy or the direction of interest rates. Nor is it based on technical factors, such as the performance of the stock market itself. And, while some value managers might use only one summary statistic--such as price-earnings ratio--our investment professionals take a more in-depth approach using a range of valuation measures appropriate for a specific company or industry.

From the universe of thousands of equity securities, our team generates investment ideas through a variety of methods. If a security appears attractive, detailed quantitative and qualitative research follows. This careful process of identifying undervalued stocks results in an "approved list."

THE RESULT: a unified effort aimed at identifying the best values in the marketplace. From the list of approved stocks, each fund manager constructs a relatively focused portfolio, built on a stock-by-stock basis from the bottom up.

                                     INVEST
     Managers select stocks from the approved list for their specific funds
                                        |
                                  APPROVED LIST
                       Securities available for investment
                                        |
                      QUANTITATIVE AND QUALITATIVE RESEARCH
          Rigorous analysis is performed to ensure that the stock meets our strict value standards
                                        |
                                CRITERIA SCREENS
           Managers and research team screen for stocks that are worth further consideration
                                        |
                   UNIVERSE OF THOUSANDS OF EQUITY SECURITIES
                       All stocks available for investment

                          BOTTOM-UP INVESTMENT PROCESS

[SIDENOTE]

WHO SHOULD INVEST

Any investor who is seeking a disciplined value manager for the purposes of growing and diversifying a portfolio should consider one of The Oakmark Funds, keeping in mind that all equity investments should be considered long-term investments. As value investors, we recognize that patience is a virtue and believe that, over the long term, investors are rewarded for their patience. We generally hold the companies in which we invest for three to five years, a time horizon that we encourage our shareholders to consider as well.

HOW TO USE VALUE FUNDS IN AN OVERALL PORTFOLIO

Investment styles tend to move in cycles. One style may be in favor for a few years while the other is out of favor, and vice versa. Diversifying the stock portion of your portfolio may help reduce overall volatility--and potentially provide more consistent returns over time.

THE OAKMARK GLOSSARY

BOOK VALUE - A company's common stock equity as it appears on a balance sheet, equal to total assets minus liabilities, preferred stock, and intangible assets such as goodwill. A company's book value often differs substantially from economic value, especially in industries such as media.

BUSINESS VALUE/INTRINSIC VALUE - The perceived or estimated actual value of a security, as opposed to its current market price or book value. Business value can be evaluated based on what a knowledgeable buyer would pay for a business if the company were sold in its entirety.

GROWTH INVESTING - Investors who look for companies based on whether the stock of a company is growing earnings and/or revenue faster than the industry as a whole or the overall market. Growth investors generally expect high rates of growth to persist, and the stock, in turn, to deliver returns exceeding the market's. A growth mutual fund is generally one that emphasizes stocks believed to offer above-average growth prospects, with little to no emphasis on the stock's current price.

M & A (MERGERS & ACQUISITIONS) - Merger: the combining of two or more entities into one, through a purchase acquisition or a pooling of interests. Acquisition: can also be called a takeover, and is defined as acquiring control of a corporation, called a target, by stock purchase or exchange, either hostile or friendly.

MARKET CAPITALIZATION (MARKET CAP OR CAP) - The market price of an entire company on any given day, calculated by multiplying the number of shares outstanding by the price per share.

MOMENTUM INVESTING - Approach to investing based on the belief that stock price trends are likely to continue. Momentum investors tend to buy stocks that have been outperforming the market and to sell those stocks when their relative performance deteriorates. Momentum investors do not consider a company's underlying value or fundamentals in their investment decisions.

MULTIPLE - A ratio used to measure a stock's valuation, usually greater than 1. Sometimes used to mean price/earnings ratio.

P/B OR PRICE-TO-BOOK RATIO - A stock's capitalization divided by its book value. The value is the same whether the calculation is done for the whole company or on a per-share basis.

P/E OR PRICE-TO-EARNINGS RATIO - The most common measure of a stock's valuation. It is equal to a stock's capitalization divided by its after-tax earnings over a 12-month period. The value is the same whether the calculation is done for the whole company or on a per-share basis. Equivalently, the cost an investor in a given stock must pay per dollar of current annual earnings. Also called earnings multiple.

SHARE REPURCHASE - Program through which a corporation buys back its own shares in the open market, typically an indication that the corporation's management believes the stock price is undervalued.

VALUE INVESTING - Investors who utilize valuation measures such as business value (including growth rate), price/earnings ratio, price/book ratio, and yield to gauge the attractiveness of a company. Managers who employ a value investment style believe that the true, underlying value of a company is not reflected in its current share price, and, over time, the price has potential to increase as the market recognizes the overall value of the business. Value stocks sell at relatively low prices in relation to their underlying business value, earnings, or book value.

   Stocks become undervalued for a variety of reasons, including an overall market decline, or when a specific industry falls into disfavor and investors view all companies in that industry in the same light. Consequently, an individual company's stock price may fall, even though it may be only temporarily affected by the industry's problems and its underlying value has remained unchanged.

"X TIMES EARNINGS" ("12 TIMES EARNINGS") - Another way to express a stock's price-to-earnings (P/E) ratio. A stock with a P/E ratio of 12 sells at 12 times earnings.

[OAKMARK LOGO]

(This page has been intentionally left blank.)

[OAKMARK LOGO]

(This page has been intentionally left blank.)

THE OAKMARK FUNDS
     TRUSTEES AND OFFICERS

     TRUSTEES
     Gary N. Wilner, M.D.--CHAIRMAN
     Michael J. Friduss
     Thomas H. Hayden
     Christine M. Maki
     Victor A. Morgenstern
     John R. Raitt
     Allan J. Reich
     Marv R. Rotter
     Burton W. Ruder
     Peter S. Voss

OFFICERS
     John R. Raitt--PRESIDENT
     Robert M. Levy--EXECUTIVE VICE PRESIDENT
     Henry R. Berghoef--VICE PRESIDENT
     Kevin G. Grant--VICE PRESIDENT
     David G. Herro--VICE PRESIDENT
     Clyde S. McGregor--VICE PRESIDENT
     William C. Nygren--VICE PRESIDENT
     Vineeta D. Raketich--VICE PRESIDENT
     Janet L. Reali--VICE PRESIDENT AND SECRETARY
     Ann W. Regan--VICE PRESIDENT AND ASSISTANT SECRETARY
     Edward A. Studzinski--VICE PRESIDENT
     Michael J. Welsh--VICE PRESIDENT
     Kristi L. Rowsell--TREASURER
     John J. Kane--ASSISTANT TREASURER

OTHER INFORMATION

INVESTMENT ADVISER
     Harris Associates L.P.
     Two North LaSalle Street
     Chicago, Illinois 60602-3790

TRANSFER AGENT
     IXIS Asset Management Services, Inc.
     Boston, Massachusetts

LEGAL COUNSEL
     Bell, Boyd & Lloyd LLC
     Chicago, Illinois

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
     Deloitte & Touche LLP
     Chicago, Illinois

FOR MORE INFORMATION:
     Please call 1-800-OAKMARK
     (1-800-625-6275)
     or 617-449-6274

WEBSITE
     www.oakmark.com

TO OBTAIN A PROSPECTUS, AN APPLICATION OR PERIODIC REPORTS, ACCESS OUR WEB SITE AT www.oakmark.com, OR CALL 1-800-OAKMARK (1-800-625-6275) OR (617) 449-6274.

The Funds will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q's are available on the SEC's website at www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll-free 1-800-625-6275; on the Funds website at www.oakmark.com; and on the Securities and Exchange Commissions website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Funds.The report is not authorized for distribution to prospective investors in the Funds unless it is accompanied or preceded by a currently effective prospectus of the Funds.
No sales charge to the shareholder or to the new investor is made in offering the shares of the Funds, however, a shareholder may incur a 2% redemption fee on an exchange or redemption of Class I shares held for 90 days or less from any Fund.

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1-800-OAKMARK                     The Oakmark Funds are distributed by Harris
www.oakmark.com                   Associates Securities L.P., member NASD.
                                  Date of first use: January 2005.